AS FILED VIA EDGAR WITH THE  SECURITIES  AND  EXCHANGE  COMMISSION  ON APRIL 30
1997.
                                                                File No. 2-82143
                                                                ICA No. 811-3674

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

                      PRE-EFFECTIVE AMENDMENT NO. _____                [ ]


                       POST-EFFECTIVE AMENDMENT NO. 14                 [X]


                                       AND

                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940                  [X]


                               MENDMENT NO. 17                         [X]


                            THE CALIFORNIA MUNI FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              90 WASHINGTON STREET
                                   19TH FLOOR
                            NEW YORK, NEW YORK 10006
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                                 (212) 635-3000
                        (AREA CODE AND TELEPHONE NUMBER)

                                              COPIES TO:
VINCENT J. MALANGA                            CARL FRISCHLING, ESQ.
90 WASHINGTON STREET                          KRAMER, LEVIN, NAFTALIS & FRANKEL
19TH FLOOR                                    919 THIRD AVENUE
NEW YORK, NEW YORK  10006                     NEW YORK, NEW YORK 10022

-------------------------------------------------------------------------------
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

[X]  IMMEDIATELY UPON FILING PURSUANT TO      [ ]  ON (      ) PURSUANT TO
     PARAGRAPH (B)                                 PARAGRAPH (B)

[ ]  60 DAYS AFTER FILING PURSUANT TO         [ ]  ON (      ) PURSUANT TO
     PARAGRAPH (A)(1)                              PARAGRAPH (A)(1)

[ ]  75 DAYS AFTER FILING PURSUANT T          [ ]  ON (      ) PURSUANT TO
     PARAGRAPH (A)(2)                              OF PARAGRAPH (A)(2) RULE 485.

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST- EFFECTIVE AMENDMENT.


REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES PURSUANT TO RULE 24F-2 AND ITS RULE 24F-2 NOTICE FOR ITS 1996 FISCAL YEAR WAS FILED ON FEBRUARY 27, 1997, IN ACCORDANCE WITH RULE 24F-2.

                            THE CALIFORNIA MUNI FUND
                       REGISTRATION STATEMENT ON FORM N-1A
                              CROSS REFERENCE SHEET


Form N-1A
Item Number
-----------

Part A          Prospectus Caption
------          ------------------

 1.             Cover Page
 2.             Highlights; Fee Table
 3.             Financial Highlights
 4.             Investment Objective and Policies;
                Investment Strategies; Special
                Consideration; General Information
 5.(a)          Management
   (b)          Management
   (c)          *
   (d)          General Information
   (e)          Management
   (f)          *
 6.(a)          General Information
   (b)          *
   (c)          *
   (d)          *
   (e)          Cover Page; General Information
   (f)          Dividends and Tax Status
   (g)          Dividends and Tax Status
 7.(a)          *
   (b)          Determination of Net Asset Value
   (c)          Purchase of Shares - Exchange Privilege
   (d)          Purchase of Shares
   (e)          *
   (f)          Distribution Expenses
 8.             Redemption of Shares
 9.             *

Part B.        Statement Caption
-------        -----------------

10.            Cover Page
11.            Table of Contents
12.            *
13.            Investment  Objective  and  Policies;   Investment  Restrictions;
               additional Information Relating to Municipal Obligations; Information With Respect to California State and Municipal Finances

14.            Management of the Fund
15.            *
16.(a)         Management of the Fund
   (b)         Management of the Fund
   (c)         *
   (d)         *
   (e)         *
   (f)         Distribution Plan
   (g)         *
   (h)         Custodian Agreement and Independent Accountants
   (i)         *
17.(a)         Portfolio Transactions
   (b)         *
   (c)         Portfolio Transactions
   (d)         *
   (e)         *
18.            See prospectus under General Information;  Additional Information about the Organization of the Fund
19.(a)         See prospectus under Purchase of Shares
   (b)         See prospectus under Determination of Net
               Asset Value
   (c)         *
20.            Taxes
21.            *
22.            Calculation of Yield
23.            Financial Statements


Part C Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.


---------------------
* Not Applicable

                            THE CALIFORNIA MUNI FUND

          90 Washington St. * New York, New York 10006 * 1-800-225-6864

                                   PROSPECTUS


                                 APRIL 30, 1997


    The California Muni Fund (the "Fund") seeks to provide investors with as high a level of income that is excluded from gross income for Federal income tax purposes and exempt from California personal income tax as is consistent with the preservation of capital. Of course, there can be no assurance that the Fund's investment objective will be achieved.

    The Fund intends to achieve its objective by investing in municipal bonds, municipal notes and municipal commercial paper, the interest from which is excluded from gross income for Federal income tax purposes and exempt from California personal income tax. The Fund will limit its investments to (1) municipal bonds that are rated within the four highest quality grades as determined by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff") or, if unrated, are judged by Fund management to be of comparable quality, and (2) municipal notes and municipal commercial paper that are rated within the three highest quality grades as determined by Moody's for municipal notes, or within the three highest quality grades as determined by Moody's or S&P for municipal commercial paper or, if unrated, are (i) obligations of issuers having an issue of bonds rated within the four highest quality grades as determined by Moody's, S&P, Fitch or Duff or (ii) guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. While the obligations in which the Fund may invest are generally deemed to have adequate to very strong protection of principal and interest, those rated within the lowest of the Fund's selected quality grades may have speculative characteristics as well.


    This Prospectus sets forth concisely the information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission. You may obtain a copy of the Fund's Statement without charge by writing to the Fund at the address listed above, or by calling (800) 322-6864. Shareholder inquiries may also be placed through this number.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1997 IS HEREBY
                 INCORPORATED BY REFERENCE INTO THIS PROSPECTUS.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
(left column)

Highlights ................................................................    2
Fee Table .................................................................    3
Financial Highlights ......................................................    4
Investment Objective and Policies .........................................    5
Investment Strategies .....................................................    7
Special Considerations ....................................................    9
Calculation of Yield and Performance Data .................................   10

(right column)

Purchase of Shares ........................................................   11
Redemption of Shares ......................................................   13
Determination of Net Asset Value ..........................................   16
Distribution Expenses .....................................................   16
Management ................................................................   17
Dividends and Tax Status ..................................................   19
General Information .......................................................   21
--------------------------------------------------------------------------------


                                   HIGHLIGHTS


What is The California Muni Fund?


    The California Muni Fund is a non-diversified, open-end, management investment company which seeks to provide investors with as high a level of income that is excluded from gross income for Federal income tax purposes and exempt from California personal income tax as is consistent with the preservation of capital. There is no assurance, however, that the Fund will achieve its stated objective. See "Investment Objective and Policies".




    To achieve this objective, the Fund will invest only in municipal bonds, municipal notes and municipal commercial paper which meet the Fund's specific quality criteria (see "Investment Objective and Policies") and which generate interest that is excluded for Federal income tax purposes and exempt from California personal income tax.

Management


    The Fund is a member of the Fundamental Family of Funds, a group of five investment companies. Fundamental Portfolio Advisors, Inc. (the "Manager") is the Fund's investment manager.

    The Manager supervises and manages the Fund's investment portfolio and directs the purchase and sales of its investment securities. The Manager utilizes an investment committee to manage the assets of the Fund. See "Management".




Tax-Free Income

    The Fund is designed as a convenient investment vehicle for both large and small investors who are subject to California income tax and who wish to keep fully invested at competitive tax-free yields while maintaining liquidity of their investment. Through the purchase of shares of the Fund, investors are able to combine their investments into a portfolio that is professionally managed and more varied than they could obtain individually. However, investors should bear in mind that there are risk considerations associated with certain investment policies of, and strategies employed by, the Fund, such as those relating to investments in variable rate bonds, zero coupon bonds and lower quality municipal obligations, and there can be no assurance that the investment objective of the Fund will be achieved (see "Special Considerations").

How to Buy and Sell Shares of the Fund?

    Shares of the Fund are offered for sale on a continuous basis without any sales charge at the next determined net asset value per share (see "Purchase of Shares" and "Determination of Net Asset Value"). Your purchase order becomes effective immediately if it is received before 4:00 P.M. on any business day. You may be charged a fee for effecting transactions in the Fund's shares through securities dealers, banks or other financial institutions.

    Shares are redeemable (may be sold) at your option without charge at the next determined net asset value per share (see "Redemption of Shares"). The Fund reserves the right, however, to liquidate an account with a value of less than $100 on 60 days' notice.

Shareholder Services and Privileges

    For your convenience, the Fund provides certain services and privileges which we have suited to your particular needs, including the Automatic Investment Program and the Exchange, Check Redemption, Telephone Redemption and Expedited Redemption Privileges (see "Purchase of Shares" and "Redemption of Shares").

Monthly Dividends

    The Fund declares dividends daily and pays them on a monthly basis, eliminating the need for you to hold your shares until quarter-end to receive dividend income. Dividends are automatically reinvested at net asset value in additional Fund shares without any charge. You may elect, however, to receive them in cash (see "Dividends and Tax Status").

Management and The Fundamental Family of Funds

    Fundamental Portfolio Advisors, Inc., 90 Washington Street, New York, New York 10006, the Fund's investment manager (the "Manager") determines overall investment strategy for the Fund, subject to the supervision of the Fund's trustees (see "Management").

    The Manager also acts as investment manager to several other mutual fund portfolios in The Fundamental Family of Funds, including New York Muni Fund Series of Fundamental Funds, Inc., and the High-Yield Municipal Bond Series, the Tax-Free Money Market Series and the Fundamental U.S. Government Strategic Income Fund Series of Fundamental Fixed-Income Fund. Shares of such funds are exchangeable for shares of the Fund (minimum $1,000 value) at the respective net asset values per share without any charge and may be exchanged by telephone if you have previously established this procedure with Fundamental Shareholder Services, Inc. (see "Purchase of Shares").

                                    FEE TABLE

                         Shareholder Transaction Expense


     Sales Commission on Purchases ...........................   None
     Sales Commission on Reinvested Dividends ................   None
     Redemption Fees .........................................   None
     Exchange Fees ...........................................   None

                              Annual Fund Expenses
                     (as a percentage of average net assets)


     Management Fees .........................................   .50%
     12b-1 Fees1 .............................................   .50%
     Other Expenses
     Interest ................................................   .45%
     Other ...................................................  1.81%
                                                                ----


     Total Fund Expenses .....................................  3.26%
                                                                ====


     1As a result of distribution fees of .50% per annum of the Fund's average daily net assets, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Rules of the National Association of Securities Dealers, Inc.

    Example: You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                        1 year   3 years  5 years  10 years
                          $33      $100     $170     $356


    The purpose of the foregoing table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly. (For more complete descriptions of the various costs and expenses, see "Management", "Distribution Expenses", and the Financial Statements included at the end of the Fund's Statement of Additional Information.) The expenses and example appearing in the preceding table have been restated to reflect current fees and operating expenses. The example shown in the table should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS


    The following selected per share data and ratios for each of the years in the ten-year period ended December 31, 1996 has been audited by McGladrey & Pullen, LLP, independent certified public accountants, whose report on the Financial Statements and the related notes appear at the end of the Fund's Statement of Additional Information.



                                                                              Year Ended December 31
                                                  -------------------------------------------------------------------------------
                                                   1996    1995    1994    1993    1992    1991    1990    1989    1988    1987
                                                   ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
PER SHARE OPERATING PERFORMANCE
  (for a share outstanding
     throughout the period)
Net Asset Value, Beginning of Period ...........  $ 8.91  $ 7.10  $ 9.49  $ 8.81  $ 8.80  $ 8.64  $ 8.82  $ 8.87  $ 8.52  $ 9.23
Income from investment operations:
Net investment income ..........................   0.409   0.419   0.553   0.563   0.604   0.571   0.553   0.535   0.603   0.665
Net realized and unrealized gain
  (losses) on investments ......................  (1.120)  1.810  (2.390)  0.876   0.010   0.160  (0.180)  0.167   0.400  (0.545)
    Total from investment operations ...........   (.711)  2.229  (1.837)  1.439   0.614   0.731   0.373   0.702   1.003   0.120
Less Distributions
Dividends from net investment income ...........  (0.409) (0.419) (0.553) (0.563) (0.604) (0.571) (0.533) (0.535) (0.603) (0.665)
Dividends from net realized gains ..............     -       -       -    (0.196)    -       -       -    (0.216) (0.051) (0.165)
    Total distributions ........................  (0.409) (0.419) (0.553) (0.759) (0.604) (0.571) (0.553) (0.751) (0.654) (0.830)
Net Asset Value, End of Period .................  $ 7.79  $ 8.91  $ 7.10  $ 9.49  $ 8.81  $ 8.80  $ 8.64  $ 8.82  $ 8.87  $ 8.52
Total Return ...................................  (8.01%) 32.02% (19.89%) 16.80%   7.23%   8.75%   4.39%   5.53%  12.18%   1.46%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000) ................ $16,252 $12,622 $10,558 $16,280 $11,549  $9,669  $9,849 $10,766 $10,298  $7,784
Ratios to Average Net Assets:
  Interest expense .............................   0.45%   0.39%   0.98%   0.39%   0.16%   0.14%   0.21%   0.19%   0.15%   0.34%
  Operating expenses (1) .......................   2.81%   2.81%   2.50%   1.77%   1.47%   2.24%   2.27%   2.30%   1.40%   1.27%
    Total expenses .............................   3.26%   3.20%   3.48%   2.16%   1.63%   2.38%   2.48%   2.49%   1.55%   1.61%
    Net investment income ......................   4.88%   5.02%   6.80%   6.04%   6.87%   6.58%   6.36%   5.95%   6.88%   7.66%
Portfolio turnover rate ........................  89.83%  53.27%  15.88%  51.26%  18.91%  47.34%  42.61%  86.38%  57.62%  31.60%

BANK LOANS
Amount outstanding at end of period (000 omitted)  $   0   $   0  $1,292  $3,714   $   0   $ 645   $  12   $ 151   $  20   $  94
Average number of bank loans outstanding during
  the period (000 omitted) ......................  $ 823   $ 642  $1,620   $ 958   $ 274   $ 155+  $ 112+  $ 146+  $  84+  $ 265+
Average number of shares outstanding during the
  period (000 omitted) .......................... $1,768  $1,635  $1,711  $1,517  $1,214  $1,115+ $1,192+ $1,183+ $1,089+  $ 735+
Average amount of debt per share during the period  0.47  $ 0.39  $ 0.95  $ 0.68  $ 0.25  $ 0.14  $ 0.18  $ 0.12  $ 0.08   $0.36



-------------------
  + Monthly Average.


(1) The Manager and others assumed certain expenses of the Fund during the years ended December 31, 1987, 1988, 1989, 1990, 1991, 1992 and 1993. Had
    such expenses not been so assumed, the ratio of operating expenses, excluding interest expense, would have been 2.84%, 4.13%, 2.55%, 2.81%, 2.70%, 2.13% and 2.66%, respectively.

                        INVESTMENT OBJECTIVE AND POLICIES

    The Fund's objective is to provide you with as high a level of income that is excluded from gross income for Federal income tax purposes and exempt from California personal income tax as is consistent with the preservation of capital. To achieve this objective, the Fund invests only in municipal bonds, municipal notes and municipal commercial paper (hereinafter collectively referred to as "municipal obligations") which generate interest that is, in the opinion of counsel to the issuer, excluded for Federal income tax purposes and exempt from California personal income tax, and which meet the following quality criteria (subject, of course, to the Fund's permissible "Investment Strategies" described below).


    The Fund's investment objective and policies and the investment strategy with respect to the borrowing activities described below, unless otherwise noted, are fundamental policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding shares. A more detailed explanation of certain investment policies and the Fund's fundamental investment restrictions is contained in the Fund's Statement of Additional Information. A non-fundamental investment restriction of the Fund is that it may not invest more than 10% of its total assets in municipal obligations of California issuers that are illiquid or have limited marketability.

    As used in this Prospectus (excepting the specific reference in the second paragraph under the caption "General Information"), the phrase "majority of the Fund's outstanding shares" means the vote of the lesser of (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy at such a meeting or
(2) more than 50% of the Fund's outstanding shares.


    With respect to municipal bonds, the Fund will only invest in those issues which are rated within the four highest quality grades as determined by Moody's, S&P, Fitch or Duff or which, if unrated, are judged by Fund management to be of comparable quality. With respect to municipal notes and municipal commercial paper, the Fund will only invest in those issues which are rated within the three highest quality grades as determined by Moody's for municipal notes, or within the three highest quality grades as determined by Moody's or S&P for municipal commercial paper or which, if unrated, are (i) obligations of issuers having an issue of bonds rated within the four highest quality grades as determined by Moody's, S&P, Fitch or Duff or (ii) guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. There can be no assurance that the Fund's objective will be achieved. The Fund's ability to achieve its objective is subject to the continuing ability of the issuers of municipal obligations to meet their principal and interest payments, and is further subject to fluctuations in interest rates as well as other factors.

    While the municipal obligations in which the Fund may invest are generally deemed to have adequate to very strong protection of principal and interest, certain of the obligations rated within the lowest of the quality grades described above (i.e., those rated by Moody's as Baa for municipal bonds, MIG-3 for municipal notes and Prime-3 for municipal commercial paper, or those rated by S&P, Fitch or Duff as BBB for municipal bonds, or those rated by S&P as A-3 for municipal commercial paper) may have speculative characteristics as well. For example, obligations rated Baa by Moody's have been determined by Moody's to be neither highly protected nor poorly secured, and although interest payments and principal security appear adequate for the present, certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Similarly, obligations rated BBB by S&P, Fitch or Duff are regarded by S&P, Fitch and Duff as having adequate capacity to pay interest and repay principal, and while such obligations normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for obligations in this category than in higher rated categories.

    It should be noted that ratings are general and not absolute standards of quality or guarantees of the creditworthiness of an issuer. Subsequent to its purchase by the Fund, an issue may cease to be rated or the rating may be reduced. Such an event would not require the Fund to dispose of the issue, but Fund management would consider such an event in determining whether the Fund should continue to hold the issue in its portfolio. (See "Special Considerations-Special Risk Factors Relating to Lower Rated Securities, Zero Coupon Bonds and Pay-in-Kind Bonds" for a discussion on downgraded securities that are retained by the Fund.) The purchase of unrated securities is subject to guidelines that may be set for Fund management from time to time by the Fund's Board of Trustees. A description of the ratings of municipal obligations as determined by Moody's, S&P, Fitch and Duff is included in the Fund's Statement of Additional Information.

    As a non-diversified investment company, the Fund could conceivably invest all of its assets in one issuer. However, in order to qualify as a "regulated investment company" for Federal income tax purposes, the Fund must comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which limit the aggregate value of all holdings (except U.S. Government and cash items, as defined in the Code), each of which exceeds 5% of the Fund's total assets, to an aggregate amount of 50% of such assets, and which further limit the holdings of a single issuer (with the same exceptions) to 25% of the Fund's total assets. Therefore, for our purposes, non-diversification means that, with regard to the Fund's total assets, 50% of such assets may be invested in as few as two single issuers. (These limits are measured at the end of each quarter.) In the event of decline of creditworthiness or default on the obligations of one or more such issuers exceeding 5%, an investment in the Fund will involve greater risk than in a fund that has a policy of diversification.

Municipal Obligations

    Municipal obligations include debt obligations of states, territories and possessions of the United States and of any political subdivisions thereof, such as counties, cities, towns, districts and authorities. Municipal obligations are issued to raise funds for a variety of purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, obtaining funds for general operating expenses, and lending to other public institutions and facilities. In addition, certain types of qualified private activity bonds are issued by, or on behalf of, public authorities to obtain funds for privately operated facilities.

    Also included within the definition of municipal obligations are short-term, tax-exempt debt obligations, known as municipal notes, which are generally issued in anticipation of receipt by the issuer of revenues from taxes, the issuance of longer term bonds, or other sources. States, municipalities, and other issuers of tax-exempt securities may also issue short-term debt, often for general purposes, known as "municipal commercial paper". All of these obligations are included within the term "municipal obligations", as used in this Prospectus, if their interest payments are excluded for Federal income tax purposes.

    Yields on municipal obligations depend on a variety of factors, including the general condition of the money and municipal securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Unlike other types of securities, municipal obligations have traditionally not been subject to regulation by, or registration with, the Securities and Exchange Commission.

    The two principal classifications of municipal obligations are general obligation bonds and revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from only the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Qualified private activity bonds that are municipal obligations are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of qualified private activity bonds is usually related to the credit standing of the industrial user involved. The Fund reserves the right to make unlimited investments in qualified private activity bonds, if such bonds meet the Fund's investment criteria. This policy, however, may cause the Fund to be an inappropriate investment for entities that are "substantial users" (or related persons thereof) of facilities financed by such bonds (see "Dividends and Tax Status" herein for more details).

    Other types of municipal obligations include municipal lease obligations which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If the funds are not available for the following years' lease payments the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. Certificates of participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made.

    There are also a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations, both within and between the two principal classifications described above (see the Fund's Statement of Additional Information for greater details).

Portfolio Transactions and Turnover

    The Manager provides the Fund with investment advice and recommendations for the purchase and sale of portfolio securities. All orders for the purchase and sale of portfolio securities are placed by the Manager, subject to the general control of the Fund's trustees.

    In seeking to achieve the Fund's objective, the Manager will adjust the maturity distribution of the Fund's portfolio in anticipation of movements in interest rates. Longer term securities have historically yielded more than shorter term securities, but from time to time, the normal yield relationships between longer and shorter term securities have been reversed. Furthermore, longer term securities have historically been subject to greater and more rapid price fluctuations. In periods of rising interest rates, the market value of municipal obligations generally declines in order to bring the current yield in line with prevailing interest rates. Conversely, in periods of declining interest rates, the market value of municipal obligations generally rises. Although fluctuating interest rates affect the market value of all municipal obligations, short-term obligations are generally less sensitive to such factors than long-term obligations. The Manager will attempt to take advantage of price variability between different sectors of the market, i.e., long, intermediate, or short or general obligation versus revenue bonds, in order to increase the Fund's yield by making appropriate purchases and sales of portfolio securities.

    Securities with the same general quality rating and maturity, but having different purposes for issuance, often tend to trade at different yields.
Similarly, securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments as well as temporary imbalances in normal supply and demand relationships. The Manager monitors these fluctuations closely and will adjust the Fund's portfolio to take advantage of disparities that may arise. The Manager may also engage in short-term trading when it believes it is consistent with the Fund's investment objective.

    The frequency of portfolio transactions-the Fund's turnover rates-will vary from year to year depending upon market conditions. While it is impossible to predict the number of transactions that will be effected by the Fund, it is anticipated that the Fund's portfolio turnover rate will not exceed 300%. However, when Fund management deems it appropriate due to market or other conditions, the Fund's turnover rate may be greater than anticipated. Because a high turnover rate increases transaction costs and the possibility of taxable short-term gains (see "Dividends and Tax Status"), the Manager weighs the added costs of short-term investment against anticipated gains.

                              INVESTMENT STRATEGIES

    In seeking to achieve its investment objective, the Fund utilizes certain investment strategies, such as borrowing to purchase additional securities, investing in participation interests and variable rate instruments and purchasing municipal obligations that are offered on a "when-issued" basis.

When-lssued Purchases

    Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs between 15-45 days from the date of purchase. During the period between purchase and settlement, no interest accrues to the purchase. The price that the Fund would be required to pay may be in excess of the market value of the security on the settlement date. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities for the purpose of actually acquiring them unless a sale becomes desirable for investment reasons. At the time the Fund makes a commitment to purchase a municipal security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. That value may fluctuate from day to day in the same manner as values of other municipal securities held by the Fund. The Fund will establish a segregated account with its custodian bank in which it will maintain cash or liquid debt securities determined daily to be equal in value to its commitments for when-issued securities. Generally, both the when-issued securities and the securities held in the segregated account will tend to experience appreciation when interest rates decline and depreciation when interest rates increase. Accordingly, the purchase of when-issued securities may increase the volatility of the Fund's net asset value. The Fund may invest in when-issued securities without limitation.

    At such time as the Fund is required to pay for when-issued securities, it will meet its obligation from then-available cash flow, sale of the securities held in the separate account, sale of other securities, or (although it would not normally expect to do so) from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are not excluded from gross income for Federal, state or local income tax purposes.


Participation Interests, Variable and Inverse Floating Rate Instruments


    The Fund may purchase participation interests from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying municipal obligations.


    The Fund may also invest in municipal obligations which have variable interest rates that are readjusted periodically. Such readjustment may be based either upon a predetermined standard, such as a bank prime rate or the U.S. Treasury bill rate, or upon prevailing market conditions. Many variable rate instruments are subject to redemption or repurchase at par on demand by the Fund (usually upon no more than seven days' notice). All variable rate instruments must meet the quality standards of the Fund. The Manager will monitor the pricing, quality and liquidity of the variable rate municipal obligations held by the Fund.

    The Fund may purchase inverse floaters which are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond. For example, a municipal issuer may decide to issue two variable rate instruments instead of a single long-term, fixed-rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by two, minus the interest rate paid on the short-term instrument. Depending on market availability, the two portions may be recombined to form a fixed-rate municipal bond. (See "Special Risk Factors Relating to Inverse Floating Rate Instruments").


    The Fund may invest in municipal securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Borrowing For Investment

    The Fund may borrow money to purchase additional portfolio securities but only from banks in amounts up to 20% of its total assets. The Fund is also permitted to pledge up to 10% of the value of its total assets to secure such borrowings. Borrowing for investment increases both investment opportunity and investment risk. Such borrowings in no way affect the Federal or California State tax status of the Fund or its dividends. If the investment income on securities purchased with borrowed money exceeds the interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment income fails to cover the Fund's costs, including the interest on borrowings or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as leverage.

    The Investment Company Act of 1940 (the "1940 Act") requires the Fund to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so.

    In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.


                             SPECIAL CONSIDERATIONS


Special Risk Factors Relating to California Issuers

Because the Fund intends to limit its investments to municipal obligations which generate interest that is excluded for Federal income tax purposes and exempt from California personal income tax, you should carefully consider the special risks inherent in the investment of municipal obligations of California issuers. Between October 1991 and July 1994 the State of California's bond ratings were lowered from AAA to A by S&P, from AAA to A by Fitch and from Aaa to A1 by Moody's. From mid-1990 to late 1993, California experienced its deepest recession since the 1930's. As a consequence of large budget imbalances, the State of California depleted its available cash resources and has had to use a series of external borrowings to meet its cash needs. For the first time in four years, California entered the 1995-96 fiscal year with strengthening revenues based upon an improving economy. The Department of Finance projected that the General Fund would end the fiscal year with a budget surplus in the Special Fund for Economic Uncertainties of $28 million. Risks also result fro ar certain amendments to the California Constitution and other statutes that limit the taxing and spending authority of California governmental entities, as well as from the general financial condition of the State of California. These circumstances may have the effect of impairing the ability of California issuers to pay interest on, or repay the principal of, their municipal obligations. A more detailed discussion of this subject is contained in the Fund's Statement of Additional Information. If in the future an adequate supply of municipal obligations of California issuers ceased to be available, the Fund's Board of Trustees would consider recommending alternatives to shareholders, such as changing the Fund's investment objective or liquidating the Fund. The Manager does not believe that the current economic conditions in California will have a significant adverse effect on the Fund's ability to invest in municipal obligations.

Special Risk Factors Relating to Lower Rated  Securities,
Zero Coupon Bonds and Pay-in-Kind Bonds


    You should carefully consider the relative risks of the Fund's retaining downgraded securities in its investment portfolio. These are bonds such as those rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Bonds rated BB by S&P, Fitch or Duff are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Bonds rated CC by S&P, Fitch or Duff are regarded as having the highest degree of speculation; while such bonds may have some small degree of quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated as low as Caa by Moody's may be in default or may present elements of danger with respect to principal or interest.

    Retention of downgraded bonds rated Ba or lower by Moody's and BB or lower by S&P, Fitch or Duff, while generally providing greater income and opportunity for gain than investments in higher rated bonds, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such bonds), and may involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated bonds. However, since yields may vary over time, no specific level of income can ever be assured. These lower rated, high yielding securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. These lower rated securities will also be affected by the market's perception of their credit quality (especially during times of adverse publicity) and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. For example, new Federal rules require that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to significantly depress the prices of outstanding lower rated high yielding fixed income securities. Factors adversely affecting the market price and yield of these securities will adversely affect the Fund's net asset value. In addition, the retail secondary market for these securities may be less liquid than that of higher rated bonds; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. Therefore, judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during certain adverse market conditions to sell these lower rated securities at their fair value to meet redemption requests or to respond to changes in the market.

    The Fund may invest in zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds), which involve special considerations. These securities may be subject to greater fluctuations in value due to changes in interest rates than interest-bearing securities and thus may be considered more speculative than comparably rated interest-bearing securities. In addition, current Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. Fund management anticipates that investments in zero coupon securities and pay-in-kind bonds will not ordinarily exceed 25% of the value of the Fund's total assets. (See "Additional Information Relating to Lower Rated Securities" in the Statement of Additional Information.)


Special Risk Factors Relating to Inverse Floating Rate Instruments

    Changes in interest rates inversely affect the rate paid on inverse floating rate instruments ("inverse floaters"). The inverse floaters' price will be more volatile than that of a fixed rate bond. Additionally, some inverse floaters contain a "leverage factor" whereby the interest rate moves inversely by a "factor" to the benchmark. For example, the rates on the inverse floating rate note may move inversely at three times the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floaters. These instruments are designed to be highly sensitive to interest rate changes and may subject the holders thereof to extreme reductions of yield and possibly loss of principal.


Other Considerations

    Because the Fund intends to be as fully invested as practicable in municipal obligations of California issuers and will not invest in taxable obligations, there may be occasions when the Fund may hold cash that is not earning income. In addition, there may be occasions when in order to raise cash to meet redemptions, the Fund might be required to sell securities at a loss.

    The Fund's portfolio is non-diversified (see "Investment Objective and Policies") and may have greater risk than a diversified portfolio.

                    CALCULATlON OF YIELD AND PERFORMANCE DATA

    The Fund may from time to time include yield information in advertisements or information furnished to existing or proposed shareholders. The Fund's yield is computed by dividing the Fund's net investment income per share during a base period of 30 days, or one month, by the net asset value per share of the Fund on the last day of such base period. The resulting 30-day yield is then annualized pursuant to the bond equivalent annualization method described below. The Fund's net investment income per share is determined by dividing the Fund's net investment income during the base period by the average number of shares of the Fund entitled to receive dividends during the base period. The Fund's 30-day yield (computed as described above) is then annualized by a computation that assumes the Fund's net investment income is earned and reinvested for a six-month period at the same rate as during the 30-day base period and that the resulting six-month income will again be generated over an additional period of six months.

    The Fund may also advertise from time to time its taxable equivalent yield. The Fund's taxable equivalent yield is determined by dividing that portion of the Fund's yield (calculated as described above) that is tax-exempt by one minus the stated marginal Federal income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.

    The Fund may also furnish to existing or prospective shareholders information concerning the average annual total return on an investment in the Fund for a designated period of time. The average annual total return quotation for a given period is computed by determining the average annual compounded rate of return that would cause a hypothetical investment made on the first day of the designated period (assuming all dividends and distributions are reinvested) to equal the resulting net asset value of such hypothetical investment on the last day of the designated period.

    The yield and average annual total return quotations of the Fund do not take into account any required payments for Federal or state income taxes.

    The Fund's yield and average annual total return will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses. These factors and possible differences in the methods used in calculating yields and returns should be considered when comparing the Fund's performance information to information published with respect to other investment companies and other investment vehicles. Yield and return quotations should also be considered relative to changes in the value of the Fund's shares and the risks associated with the Fund's investment objective and policies. At anytime in the future, yield and return quotations may be higher or lower than past yield or return quotations, and there can be no assurance that any historical yield or return quotation will continue in the future.

    The Fund may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and Morningstar, Inc., or other industry publications.

    For more information regarding the computation of yield or average annual total return quotations, see the Fund's Statement of Additional Information.

                               PURCHASE OF SHARES

    You may purchase shares directly from the Fund without a sales charge on any day the New York Stock Exchange is open for business. The public offering price for shares purchased is the net asset value per share of the Fund next determined after a purchase order becomes effective. Orders for the purchase of Fund shares become effective (i) immediately, if received prior to 4:00 P.M. New York time on any business day. Shares being purchased will begin accruing dividends on the day following the date of purchase and continue to earn dividends until the date of redemption. Information regarding transmittal of funds by bank wire and procurement of a Federal Reserve Draft may be obtained from your bank. All payments (including checks from individual investors) must be in U.S. dollars. If your check does not clear, Fundamental Shareholder Services, Inc. will cancel your purchase and you could be liable for any losses or fees incurred.

    The minimum initial purchase is $1,000 and the minimum subsequent purchase is $100. Subsequent investments are made in the same manner as an initial purchase is made.

    All shares purchased are confirmed to you and credited to your account at the net asset value determined as described herein under the heading "Determination of Net Asset Value". Share certificates are issued only on written request by you to Fundamental Shareholder Services, Inc., Agent, P.O. Box 1013, Bowling Green Station, New York, New York 10274-1013. There is no charge for share certificates. Certificates are not issued for fractional shares. Certificates will only be issued in amounts of 1,000 or more shares. The issuance of certificates may be discontinued at any time without prior notice. The Fund reserves the right to reject any purchase order. The Fund reserves the right to limit the number of checks processed at any one time and will notify investors prior to exercising this right.

    Although shares of the Fund may be purchased without a sales charge if you purchase them directly from the Fund, you may be charged a fee for effecting transactions in the Fund's shares through securities dealers, banks, or other financial institutions.

    The Fundamental Automatic Investment Program offers a simple way to maintain a regular investment program. The Fund has waived the initial investment minimum for you when you open a new account and invest $100 or more per month through the Fundamental Automatic Investment Program. The Fundamental Automatic Investment Program allows you to purchase shares (minimum of $50 per transaction) at regular intervals. Investments are made by transferring funds directly from your checking, or bank money market account. At your option investments can be made, once a month on either the fifth or the twentieth day, or twice a month on both days.

    To establish a Fundamental Automatic Investment Program, or to add this option to your existing account simply complete an authorization form, which can be obtained by calling 1-800-322-6864. You may cancel this privilege or change the amount you invest at any time. Initial Program setup and any modifications may take up to ten days to take effect. There is currently no charge for this service, and the Fund may terminate or modify this privilege at any time.

Methods of Payment

    Payment by Wire: An expeditious method of investing in the Fund is through the transmittal of Federal funds by bank wire to The Chase Manhattan Bank, N.A. (the "Bank"). Federal funds transmitted by bank wire to the Bank and received by it prior to 4:00 P.M. New York time are priced at the net asset value determined on such day. Federal funds received after 4:00 P.M. New York time will be available on the next business day. Funds other than Federal funds transmitted by bank wire may or may not be converted into Federal funds on the day received by the Bank depending upon the time the funds are received and the bank wiring the funds. We encourage you to make payment by wire in Federal funds. The Fund will not be responsible for delays in the wiring system.

    To purchase shares by wiring funds, instruct a commercial bank to wire your money to: The Chase Manhattan Bank, N.A., ABA#021000021, Credit to: United States Trust Company of New York, A/C#920-1-073195, Further credit to:
Fundamental Family of Funds, A/C#2073919. Instructions for new accounts should specify the name, address, and social security number of each person in whose name the shares are to be registered and the name of the Fund. If you are an existing shareholder, you need only furnish your account number and the name of the Fund. Failure to submit required information may delay investment.

    Payment by Mail: Purchase orders for which remittance is to be made by check may be submitted directly by mail or otherwise to Fundamental Shareholder Services, Inc., Agent, P.O. Box 1013, Bowling Green Station, New York, New York 10274-1013. Checks should be made payable to Fundamental Family of Funds.

    When opening a new account, you must enclose a completed purchase application. If you are an existing shareholder, you should enclose the detachable stub from a monthly account statement you have received or otherwise indicate your account number and the name of the Fund.

    Personal Delivery: For personal delivery instructions, please call the Fund at (800) 322-6864.

    Exchange for Municipal Securities: If you own municipal obligations meeting the criteria for investment by the Fund, you may exchange such securities for shares of the Fund. All such exchanges are discretionary with the Fund. If you desire to make such an exchange, you should contact the Fund prior to delivering any securities in order to establish that the securities are acceptable for exchange, to determine what transaction charges, if any, may be imposed and to obtain delivery instructions for such securities. The value of the securities being exchanged will be determined in the same manner as the value of the Fund's portfolio securities is determined (see "Determination of Net Asset Value"); the specific method of determining the value will be provided to you on request.

The Fund reserves the right to refuse any such exchange, even if the securities offered by an investor meet the general investment criteria of the Fund. An investor may recognize a capital gain or loss for Federal income tax purposes upon such exchange. Maturing bonds or detached coupons submitted within five (5) business days of the payment date are credited on the payment date.

    Exchange Privilege: For your convenience, the Exchange Privilege permits you to purchase shares in any of the other funds for which Fundamental Portfolio Advisors, Inc. acts as the investment manager in exchange for shares of the Fund at respective net asset values per share. Exchange instructions must be given in writing to Fundamental Shareholder Services, Inc., Agent, P.O. Box 1013, Bowling Green Station, New York, New York 10274-1013, the Fund's transfer agent, and must specify the number of shares of the Fund to be exchanged (such shares must have a current value of at least $1,000) and the fund into which the exchange is being made. If you have previously established a Telephone Exchange Privilege, you may telephone exchange instructions by calling Fundamental Shareholder Services, Inc. However, there are other considerations with respect to losses resulting from unauthorized telephone transactions. For more detail, see "Redemption of Shares-Telephone Redemption Privilege." Before any exchange, you must obtain, and should review, a copy of the current prospectus of the fund into which your exchange is being made. Prospectuses may be obtained by calling or writing the Fund.

    The Exchange Privilege is only available in those states where such exchange can legally be made and exchanges may only be made between accounts with identical account registration and account numbers. Prior to effecting an exchange, you should consider the investment policies of the fund in which you are seeking to invest. Any exchange of shares is, in effect, a redemption of shares in one fund and a purchase of the other fund. You may realize a capital gain or loss for Federal income tax purposes in connection with an exchange. The Exchange Privilege may be modified or terminated by the Fund at any time without notice.

                              REDEMPTION OF SHARES

    Shares of the Fund are redeemable at your option without charge at the next determined net asset value following receipt by Fundamental Shareholder Services, Inc. of a redemption request in proper order. To effect a redemption, you may utilize the Check Redemption Privilege, the Telephone Redemption Privilege, the Expedited Redemption Privilege, or the regular redemption procedure. Due to the cost of maintaining an account, the Fund reserves the right to redeem an account involuntarily, on not less than 60 days' written notice, at any time an investor has reduced his or her account to less than $100. During the 60-day period, a shareholder may increase his or her holdings to $100 or more, and thereby avoid an involuntary redemption.

    When redemption requests are received by Fundamental Shareholder Services, Inc. by 4:00 P.M. New York time on any day during which the net asset value is determined (see "Determination of Net Asset Value"), the redemption will be effective on such day, and payment will be made on the next business day based on the net asset value next determined after receipt of the redemption instruction. If a redemption notice is received after 4:00 P.M. New York time, the redemption will be effective on the next business day, and payment will be made thereafter on the second business day. In the event you wish to liquidate your holdings, you will be entitled to all dividends declared through the date of redemption. At times, the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay, or cause to be delayed, the mailing of a redemption check until such time as it has assured itself that good payment has been received from the purchase of such shares, which may take up to 15 days. In the case of payment by check, the determination of whether the check has been paid by the paying institution generally takes up to seven days, but may take longer. You may avoid this delay by purchasing shares by wire or by using a certified or official bank check drawn on a U.S. bank. In the event of delays in payment of redemption proceeds, the Fund will take all available steps to expedite collection of the investment check. If shares were purchased by check, you may write checks against such shares only after 15 days from the date the purchase was executed. Shareholders who draw against shares purchased fewer than 15 days from the date of original purchase, will be charged usual and customary bank fees. The Fund reserves the right to suspend the right of redemption or postpone the day of payment (1) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (2) when the trading markets normally used by the Fund are restricted or an emergency exists as determined by the Securities and

Exchange Commission (the "Commission") as to make the disposal of the Fund's investments or determination of its net asset value unreasonably impracticable, or (3) for such other periods as the Commission by order may permit to protect the Fund's shareholders.

    You may realize a taxable capital gain or loss when shares are redeemed, depending on their net asset value. On all redemption requests (including redemption checks) for joint accounts, the signatures of all joint owners are required unless shareholders have designated otherwise.

Check Redemption Privilege

    You may request that the Fund provide you with redemption checks ("Checks") drawn on the Fund's account by either (i) completing the appropriate section of the application order form or (ii) subsequent written request to the Fund. These Checks will be sent only to the individuals in whose name the account is registered and only to the address of record with the Fund. You may use the Checks in any lawful manner and make them payable to the order of any person or company in an amount of $100 or more. Dividends continue to be earned until the Check clears the Fund account and is paid by Fundamental Shareholder Services, Inc. The Fund may delay, or cause to be delayed, payment of redemption proceeds until such time as it or Fundamental Shareholder Services, Inc. has assured itself that good payment has been collected for the purchase of such shares. In addition, the Fund reserves the right not to honor Check redemption requests if the shares to be redeemed have been purchased by check within seven days prior to the date the redemption request is received by Fundamental Shareholder Services, Inc. unless the check used for investment has been cleared for payment by your bank. You will be subject to the same rules and regulations that the Bank applies to checking accounts in general. There is currently no charge to you for the use of Checks, except that a fee may be imposed by Fundamental Shareholder Services, Inc. if an investor requests that it stop payment of a Check or if it cannot honor a Check due to insufficient funds or other valid reasons.

    When a Check is presented to Fundamental Shareholder Services, Inc. for payment, Fundamental Shareholder Services, Inc., as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Shares for which certificates have been issued may not be redeemed by Check. Since the net asset value of the Fund's shares changes daily, you should make certain that the total value of your account is sufficient to cover the amount of your Check. Otherwise, the Check will be returned marked insufficient funds. Checks may not be used to close an account. The Check Redemption Privilege may be modified or terminated at any time by either the Fund or Fundamental Shareholder Services, Inc.

Telephone Redemption Privilege

    You may direct redemptions of up to $150,000 worth of shares per day by telephone by either (i) completing the appropriate section of the application form or (ii) subsequent signature guaranteed* written request. Telephone calls may be recorded. Fundamental Shareholder Services, Inc. will act on instructions that it reasonably believes to be genuine. The proceeds of the redemption will only be mailed to the address of record with the Fund, provided that your account registration has not changed within the last 30 days. The Fund reserves the right to refuse a telephone redemption and may limit the amount and frequency. The Telephone Redemption Privilege may be modified or terminated at any time by either the Fund or Fundamental Shareholder Services, Inc.

    Neither the Fund nor its transfer agent will be liable for following instructions that they reasonably believe to be genuine. It is the Fund's policy to provide that a written confirmation statement of all telephone call transactions be mailed to shareholders at their address of record within three business days after the telephone call transaction. You should verify the accuracy of telephone call transactions immediately upon receipt of your confirmation statement. As a result of this policy, you will bear the risk of loss in the event of a fraudulent telephone exchange or redemption transaction.

-------
*A signature guarantee must be from an eligible guarantor institution approved by Fundamental Shareholder Services, Inc. Signature guarantees in proper form generally will be accepted from domestic banks, a member of a national securities exchange, credit unions and savings associations, as well as from participants in the Securities Transfer Agents Municipal Program ("STAMP"). If you have any questions with respect to signature guarantees, please call the transfer agent at (800) 322-6864.

Expedited Redemption Privilege

    Requests for expedited redemption may be made by wire, letter or telephone if you have previously filed with Fundamental Shareholder Services, Inc. a signed telephone authorization form available from the Fund. If the request is for more than $5,000, proceeds of the expedited redemption will be transferred by Federal Reserve wire to the bank specified in the authorization form or to a correspondent bank if your bank is not a member of the Federal Reserve System. If the correspondent bank fails to notify your bank immediately, there could be a delay in crediting the funds to your bank account. Proceeds of less than $5,000 will be mailed to your address. The Fund reserves the right to refuse an expedited redemption and may limit the amount and frequency. This procedure may be modified or terminated at any time without prior notice by either the Fund or Fundamental Shareholder Services, Inc. Any time funds are wired by the Bank, the proceeds of redemption may be subject to the deduction of the Bank's usual and customary charges for wiring funds.

    In order to qualify to use the Expedited Redemption Privilege, you must complete the appropriate portion of the new account application and your initial payment for purchase of the Fund's shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the application.

    In order to change the commercial bank or account designated to receive the redemption proceeds, you must send a written request to Fundamental Shareholder Services, Inc., Agent, Bowling Green Station, P.O. Box 1013, New York, New York 10274-1013. Such request must be signed by each shareholder with each signature guaranteed by an eligible guarantor (see above).

Regular Redemption Procedure

    You may redeem your shares by sending a written request, together with duly endorsed share certificates, if any, to Fundamental Shareholder Services, Inc., Agent, P.O. Box 1013, Bowling Green Station, New York, New York 10274-1013. All certificates and all written requests for redemption must be endorsed by you. For redemptions exceeding $50,000 (and for all written redemption requests, regardless of amount, made within 30 days following any change in account registration), your endorsement must be signature guaranteed, as described above. Fundamental Shareholder Services, Inc. may, at its option, request further documentation from corporations, executors, administrators, trustees or guardians. If requested, redemption proceeds of more than $5,000 will be wired into any member bank of the Federal Reserve System. However, such transaction may be subject to a deduction of the Bank's usual and customary charges for wiring funds. The Fund will accept other suitable verification arrangements for foreign investors. Redemptions by mail will not become effective until all documents in the form required have been received by Fundamental Shareholder Services, Inc.

How to Transfer Shares

    Shares may be transferred from one person to another by sending to Fundamental Shareholder Services, Inc. a written request for such transfer, signed by the registered owner(s) exactly as the account is registered with each signature guaranteed as described above, with (i) the name(s) of the new registered owner(s), (ii) the social security number or taxpayer identification number for the new registration, and (iii) the redemption option elected. If the shares being transferred are represented by certificates in the possession of the investor, such certificates, properly signed with signature guarantees, must also be forwarded to Fundamental Shareholder Services, Inc. In addition, Fundamental Shareholder Services, Inc. reserves the right to request any additional documents that may be required for transfer by corporations, executors, administrators, trustees, and guardians.

Reopening an Account

    You may reopen an account with a minimum investment of $100 or more without filing a new application form during the year in which your account was closed or during the following calendar year, provided that the information on your original form is still applicable. The Fund may require you to file a statement that all information on the original account application form remains applicable.

                        DETERMINATION OF NET ASSET VALUE

    The net asset value per share is determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on each day that both the New York Stock Exchange and the Fund's custodian bank are open for business and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the Fund's net asset value might be materially affected by changes in the value of its portfolio securities, unless there have been no shares tendered for redemption or orders to purchase shares received. The net asset value per share is computed by taking the value of all assets of the Fund, subtracting the liabilities of the Fund, and dividing by the number of outstanding shares. For purposes of determining net asset value, expenses of the Fund are accrued daily and taken into account.

    The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Municipal daily or weekly variable rate demand instruments will be priced at par value plus accrued interest. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe accurately reflects fair value. The prices realized from the sale of these securities could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

    Included in the portfolio securities of the Fund in determining net asset value is the value of all when-issued securities that the Fund has committed itself to purchase. However, the Fund's ability to purchase such securities remains constant (see "Investment Objective and Policies").

                              DISTRIBUTION EXPENSES

    The Board of Trustees and shareholders of the Fund have approved a plan of distribution under Rule 12b-1 of the 1940 Act (the "Plan"). Pursuant to the Plan, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with processing orders for the purchase or redemption of Fund shares, and for furnishing other shareholder services.

    Payments by the Fund shall not, in the aggregate, in any fiscal year of the Fund, exceed one-half of 1% of daily net assets of the Fund for expenses incurred in distributing and promoting the Fund's shares. The Plan will make payments only for expenses actually incurred by such dealers and financial institutions. The Plan will not carry over expenses from year to year, and if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments pursuant to the Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Fund may enter into shareholder processing and service agreements ("Shareholder Service Agreements") with any securities dealer who is registered under the Securities Exchange Act of 1934 and is a member in good standing of the National Association of Securities Dealers, Inc., and with banks and other financial institutions that may wish to establish accounts or sub-accounts on behalf of their customers ("Shareholder Service Agents"). The Fund may pay such Shareholder Service Agents for their services, and to cover expenses in connection with advertising, sales literature and other promotional materials on behalf of the Fund, and the fees payable therefor will be reviewed quarterly by the Fund's Board of Trustees. See "Distribution Plan" in the Fund's Statement of Additional Information for more details.

    On April 16, 1987, the Board of Trustees of the Fund, including a majority of the disinterested trustees who have no direct or indirect financial interest in the operation of the Plan or any agreements relating thereto, authorized the Fund to enter into an agreement with Fundamental Service Corporation, a Delaware corporation, under the Plan. The agreement provides that the Fund may pay the usual and customary agency's commission to Fundamental Service Corporation for producing and placing Fund advertising in newspapers, magazines, or other periodicals or on radio or television. In addition to the foregoing, the Fund may pay Fundamental Service Corporation for marketing research and promotional services specifically relating to the distribution of Fund shares, including employment expenses of personnel primarily responsible for responding to inquiries from prospective investors.

    The Plan shall continue each year if specifically approved annually by the Board of Trustees of the Fund and the affirmative vote of a majority of the trustees who are not interested persons of the Fund, and with no direct or indirect financial interest in the Plan, by votes cast in person at a meeting called for such purpose. The Plan may not be amended to increase the maximum amount of payments by the Fund without shareholder approval, and all material amendments to the provisions of the Plan must be approved by a vote of the Board of Trustees and the trustees who have no direct or indirect interest in the Plan, cast in person at a meeting called for the purpose of such vote.


    The Plan provides that Fund management shall provide, and the independent trustees shall review, quarterly reports setting forth the amounts expended pursuant to the Plan and the purpose for which the amounts were expended. It further provides that while the Plan is in effect, the selection and nomination of those trustees of the Fund who are not interested persons of the Fund, is committed to the discretion of the independent trustees. During the year ended December 31, 1996, the Fund incurred expenses amounting to $54,333 under the Plan, including approximately $28,000 paid to Fundamental Service Corporation under the Plan.


    The Glass-Steagall Act and other applicable laws, among other things, generally prohibit Federally chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Accordingly, the Fund will engage banks as Shareholder Service Agents to perform only administrative and shareholder servicing functions. While the matter is not free from doubt, Fund management believes that such laws should not preclude a bank from acting as a Shareholder Service Agent performing the above-referenced administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, shareholder clients would be permitted to remain as Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur, and shareholders serviced by such bank might no longer be able to avail themselves of services then being provided by such a bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                                   MANAGEMENT


    The Original Management Agreement appointing Fundamental Portfolio Advisors, Inc. as the investment manager of the Fund was approved by the Fund's Board of Trustees on October 1, 1986, and approved by shareholders on January 26, 1987. Acting pursuant to the current investment management agreement adopted by the Board of Trustees of the Fund on November 10, 1988, which is substantially identical to the Original Agreement, Fundamental Portfolio Advisors, Inc. (the "Manager") serves as the investment manager of the Fund. Its principal place of business is 90 Washington Street, New York, NY 10006. The Manager has been providing investment advisory services to the Fundamental Family of Funds since it was founded in 1986.

    The Manager manages and supervises the Fund's investment portfolio and directs the purchase and sales of its investment securities. The Manager utilizes an investment committee to manage the assets of the Fund. The committee is currently composed of the following members: Christopher P. Culp, a portfolio co-manager affiliated with Tocqueville Asset Management L.P., and Vincent J. Malanga, a portfolio strategist affiliated with the Manager and Jane Tubis, a trading assistant affiliated with the Manager.

    Christoper P. Culp is serving the Fund on an interim basis without compensation. He is the co-manager of Tocqueville Government Fund. He was a Vice President with Belle Haven Investments L.P. from 1994 to 1995, before joining Tocqueville Asset Management, L.P., and was (i) an independent financial consultant from 1993 to 1994 and (ii) a bond trader with Swiss Bank Corp. from 1991 to 1993 and with Carroll McEntee, a subsidiary of HSBC Corp., from 1990 to 1991.

    Vincent J. Malanga is, and has been for more than the past five years, Chairman of the Board, Chief Executive Officer, President and Treasurer of the Fundamental Family of Funds. He is, and has been for more than the past five years, President, Treasurer, and a Director of the Manager, Executive Vice President, Secretary and a Director of Fundamental Service Corporation (the Distributor for certain of the Fundamental Family of Funds) and President of LaSalle Economics, Inc., an economic consulting firm, and a managing director of LaSalle Portfolio Management, Inc., a commodity trading adviser.

    Jane Tubis is, and has been for more than the past five years, a trading assistant with the Manager.


    The Current Agreement between the Fund and the Manager provides that the Manager shall, at its own expense, furnish to the Fund office space in the offices of the Manager or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing the affairs and investments and supervising the keeping of the Fund's books and shall arrange, if desired by the Fund, for all directors and executive officers of the Manager's organization to serve as officers or trustees of the Fund. Under the terms of the Current Agreement, the Manager assumes and shall pay or reimburse the Fund for (1) the compensation (if any) of the trustees of the Fund who are affiliated with, or "interested persons" of, the Manager and all officers of the Fund as such; and (2) all expenses not specifically assumed by the Fund where such expenses are incurred by the Manager or by the Fund in connection with the management of the investment and reinvestment of the assets of the Fund, and the management of the affairs of the Fund.

    Under the terms of the Current Agreement, the following expenses, among others, incurred in the operation of the Fund, will be borne by the Fund: (1) charges and expenses for determining from time to time the value of the net assets of the Fund and the keeping of its books and records; (2) charges and expenses of auditors; (3) charges and expenses of any custodian, transfer agent, plan agent, dividend-disbursing agent, and registrar appointed by the Fund; (4) brokers' commissions, and issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party; (5) insurance premiums, interest charges, dues and fees for membership in trade associations, and all taxes and fees payable by the Fund to Federal, state, or other governmental agencies; (6) the cost of share certificates representing shares of the Fund; (7) fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Commission, including the preparation of prospectuses for filing with the Commission and any application for exemption whether or not relating to, or directed toward, the sale of the Fund's shares; (8) all expenses of shareholders' and trustees' meetings and of preparing, printing, and distributing notices, proxy statements, and all reports to shareholders and to governmental agencies; (9) charges and expenses of legal counsel to the Fund; (10) compensation of those trustees of the Fund as such who are not affiliated with or "interested persons" of the Manager or the Fund (other than as trustees); (11) fees and expenses incurred pursuant to a plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (12) such nonrecurring or extraordinary expenses as may arise, including litigation affecting the Fund and any indemnification by the Fund of its trustees, officers, employees, or agents with respect thereto.

    Pursuant to the Current Agreement, the Manager will provide the Fund with advice and recommendations in the choice of investments and will execute the Fund's security transactions. These services will be under the supervision of Mr. Vincent J. Malanga, as trustee, president-treasurer, and chief executive officer of the Fund. The Current Agreement provides that the Manager shall, subject to the supervision of the Board of Trustees of the Fund, generally attend, direct, and manage the affairs of the Fund. In consideration for such services, the Fund has agreed to pay the Manager an annual fee, accrued daily and paid monthly, at the following rate on the average daily closing net asset value of the Fund:

    Net Asset Value                                             Annual Rate
    -----------------------------------------------------------------------
    For assets up to $100,000,000                              50/100 of 1%
    For assets in excess of $100,000,000 up to $200,000,000   48/100  of 1%
    For assets in excess of $200,000,000 up to $300,000,000   46/100  of 1%
    For assets in excess of $300,000,000 up to $400,000,000   44/100  of 1%
    For assets in excess of $400,000,000 up to $500,000,000   42/100  of 1%
    For assets in excess of $500,000,000                       40/100 of 1%

    The Current Agreement terminates upon assignment and may be terminated without penalty on 60 days' written notice by a vote of the majority of the Fund's Board of Trustees or by the holders of a majority of the Fund's outstanding shares. Unless earlier terminated as described above, the Current Agreement will continue in effect from year to year if its continuance is approved at least annually (1) by the Board of Trustees of the Fund or the vote of the holders of a majority of the outstanding shares of the Fund and (2) in either event, by a majority of the trustees of the Fund who are not parties to the Current Agreement or "interested persons" of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval.

    For further information concerning the management of the Fund, see the Fund's Statement of Additional Information under the caption "Management of the Fund." Portfolio Brokerage


    It is the Fund's policy to seek execution of its purchases and sales at the most favorable prices through responsible broker-dealers and in agency transactions, at competitive commission rates. The Fund's brokerage allocation policy may permit the Fund to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer which does not furnish research services, provided that such commission is deemed reasonable in relation to the value of the services provided by such broker-dealer (see the Fund's Statement of Additional
Information for a complete discussion of the Fund's brokerage allocation policy). It is not the Fund's practice to allocate principal business on the basis of sales of Fund shares which may be made through brokers or dealers, although broker-dealers effecting purchases of Fund shares for their customers may participate in principal transactions or brokerage allocation. The Fund may, however, allocate principal business or brokerage to obtain for the benefit of the Fund services that the Fund would otherwise have to pay for directly.

                            DIVIDENDS AND TAX STATUS

Dividends and Distributions

    All of the Fund's net investment income, consisting of interest income accrued less all expenses, is calculated daily and declared as a dividend to shareholders of record of the Fund at the close of business on the previous day. Dividends are distributed monthly. Net capital gains, if any, will normally be distributed annually, before the close of the Fund's tax year and prior to filing the Fund's tax return.

    Dividends and capital gains distributions are normally paid in additional shares of the Fund. If you wish to receive dividends or distributions in cash, you must file an election with Fundamental Shareholder Services, Inc., which election will remain in effect until Fundamental Shareholder Services, Inc. is notified by you in writing to change the election, at least ten (10) days prior to payment date.

Taxes

    The Fund intends to qualify as a "regulated investment company" for Federal income tax purposes under Subchapter M of the Code. If the Fund so qualifies, it will not pay any Federal corporate income taxes on net investment taxable income or net realized capital gains which are distributed to investors in a timely manner. If the Fund fails to meet certain distribution requirements at the end of the calendar year, the Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income. The Fund intends to make distributions in a timely manner and, accordingly, does not expect to be subject to Federal income taxes or the 4% excise tax.

    Distributions by the Fund of its tax-exempt interest income (net of expenses) are designated as exempt-interest dividends and shareholders should exclude the interest from their gross income for Federal income tax purposes. It is a policy of the Fund to maximize the percentage of distributions to shareholders that are not subject to Federal income taxes. However, a small portion of the Fund's net investment income may under certain circumstances be taxable, and distributions thereof, as well as distributions of any capital gains, will be taxable to shareholders. Distributions by the Fund of any taxable net investment income and of any net short-term capital gains over its net long-term capital loss are taxable to shareholders as ordinary income. Such distributions constitute dividends for Federal income tax purposes but do not qualify for the 70% dividends-received deduction for corporations. Distributions of any net capital gain are designated as capital gain dividends and are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of the Fund. If an investor sells shares held for six months or less at a loss, the loss will be disallowed to the extent of any exempt-interest dividends received on the shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of any capital gain dividends received on the shares.

    Tax-exempt interest on specified private activity bonds issued after August 7, 1986 is treated as a tax preference item for purposes of the Federal alternative minimum tax ("AMT"). Thus, corporate and individual shareholders may incur an AMT liability as a result of receiving exempt-interest dividends from the Fund to the extent such dividends are attributable to interest from such private activity bonds. In addition, because all exempt-interest dividends are included in a corporate shareholder's adjusted current earnings (which are used in computing a separate preference item for corporations), corporate shareholders may incur an AMT liability as a result of receiving exempt-interest dividends from the Fund. For a description of the AMT, see the Fund's Statement of Additional Information under the caption "Tax Matters."

    Although exempt-interest dividends are excludable from gross income for Federal income tax purposes, shareholders are required to report the receipt of exempt-interest dividends, together with other tax-exempt interest, on their Federal income tax returns. In addition, exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to Federal income tax. Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds.

    Distributions to shareholders will be treated in the manner described above whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year.

    Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of Federal income tax on ordinary income dividends, capital gain dividends and redemption payments made by the Fund. In order to avoid this backup withholding, a shareholder must provide the Fund with a correct taxpayer identification number (which for an individual is usually his or her social security number) and certify that it is a corporation or otherwise exempt from or not subject to backup withholding.

    The exclusion from gross income for Federal income tax purposes of exempt-interest dividends does not necessarily result in exclusion under the income or other tax laws of any state or local taxing authority. However, so long as the Fund holds, at the end of each fiscal quarter, at least 50% of the value of its assets in municipal bonds issued by the State of California or its political subdivisions, the exempt-interest dividends paid by the Fund, to the extent derived from interest on such California municipal bonds, will be exempt from California personal income taxes for a California resident shareholder (and for estates and trusts subject to the California personal income tax, such as private or probate trusts, but not business or commercial trusts). Exempt-interest dividends will not be excluded in determining California franchise taxes applicable to corporations or financial institutions. You are advised to consult with your tax advisors concerning the application of state and local taxes to an investment in the Fund, which may differ from the Federal income tax consequences heretofore described.

    Statements regarding the tax status of distributions by the Fund will be mailed annually by Fundamental Shareholder Services, Inc. In the event that a distribution may not be wholly excludable from gross income for Federal income tax purposes or exempt from California personal income taxes, the statement will provide information about the tax-exempt percentage, which may vary from distribution to distribution.

    The foregoing discussion is for general information only. A prospective shareholder should also review the more detailed discussion of Federal income tax considerations contained in the Fund's Statement of Additional Information under the caption "Tax Matters." In addition, each prospective shareholder should consult with his or her own tax advisor as to the tax consequences of an investment in the Fund.

                               GENERAL INFORMATION

    Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote to elect trustees and on the other matters submitted to meetings of shareholders. Annual meetings of shareholders are not contemplated by the Fund, but shareholder meetings may be called and held when necessary and desirable. The Fund's shareholders have the right, on declaration in writing or vote of more than two-thirds of the Fund's outstanding shares, to remove a trustee. The Fund's trustees will call a meeting of shareholders to vote on removing a trustee on the written request of the record holders of 10% of the Fund's shares. In addition, ten (10) shareholders of the Fund holding the lesser of $25,000 worth or 1% of the Fund's shares may advise the trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a trustee. The trustees will then either give the applicants access to the shareholder list or, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders.

    No amendment may be made to the Fund's Declaration of Trust without the affirmative vote of the holders of a majority of the Fund's outstanding shares. The holders of shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable except as set forth in the Fund's Statement of Additional Information under the caption "Additional Information about the Organization of the Fund." The Trust may be terminated on the sale of its assets to another issuer if such sale is approved by the vote of the holders of a majority of the outstanding shares or on liquidation and distribution of the Fund's assets, if approved by the holders of a majority of the outstanding shares. If not so terminated, the Trust will continue indefinitely. (As used in this paragraph, "a majority of the outstanding shares" means an actual majority of such shares, which differs from a majority shareholder vote as previously defined.)

    The Fund is a Massachusetts business trust and, subject to their fiduciary duties arising in connection therewith, trustees of the Fund are responsible for overall management of the business and affairs of the Fund. The Fund's governing instrument, the Declaration of Trust, provides that the trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in such document protects a trustee against any liability to which he or she would otherwise be subject to by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of his or her office.

    Annual and semi-annual reports of the Fund, together with the list of securities held by the Fund in its portfolio, are mailed to each shareholder.

    The Code of Ethics of Fundamental Portfolio Advisors, Inc. and the Fund prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. The objective of the Code of Ethics of both the Fund and Fundamental Portfolio Advisors, Inc. is that their operations be carried out for the exclusive benefit of the Fund's shareholders. Both organizations maintain careful monitoring of compliance with the Code of Ethics.


    The Manager and the Fund's Trustees have cooperated in an investigation being conducted by the Securities and Exchange Commisssion concerning an affiliated fund. The Commission's staff is considering recommending to the Commission the commencement of certain proceedings (but not against the affiliated fund.)


    The custodian for the assets of the Fund is The Chase Manhattan Bank, N.A. Fundamental Shareholder Services, Inc. performs all services in connection with the transfer of the shares of the Fund. Shareholder inquiries should be directed to Fundamental Shareholder Services, Inc. by calling (800) 322-6864.

    This  Prospectus   omits  certain   information   contained  in  the  Fund's
Registration Statement, filed with the Securities and Exchange Commission. Copies of the Registration Statement, including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations. The Fund's Statement of Additional Information included in such Registration Statement may be obtained without charge from the Fund.


                           ---------------------------

(LEFT SIDE)

THE CALIFORNIA MUNI FUND
90 Washington Street
New York NY 10006
1-800-225-6864

Transfer Agent
Fundamental Shareholder Services, Inc.
P.O. Box 1013
New York, NY 10274
1-800-322-6864



Counsel to the Fund
Kramer, Levin, Naftalis & Frankel
New York, New York



Independent Accountants
McGladrey & Pullen, LLP
New York, New York



No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.


(RIGHT SIDE)

                            THE CALIFORNIA MUNI FUND



                                   Prospectus


                                 April 30, 1997

                       STATEMENT OF ADDITIONAL INFORMATION




                            THE CALIFORNIA MUNI FUND



                                  P.O. Box 1013
                              Bowling Green Station
                          New York, New York 10274-1013
                                 (800) 322-6864







This Statement of Additional Information is not a Prospectus and should be read in conjunction with a Prospectus which may be obtained by writing to the Fund at the above address, or by calling the Fund at the above telephone number. Shareholder inquiries may also be placed through this number.







THIS STATEMENT IS DATED APRIL 30, 1997 AND SUPPLEMENTS THE FUND'S PROSPECTUS OF THE SAME DATE.

                                                 TABLE OF CONTENTS

INTRODUCTION................................................................  3

INVESTMENT OBJECTIVE AND POLICIES...........................................  3

INVESTMENT RESTRICTIONS.....................................................  4

ADDITIONAL INFORMATION RELATING TO
  MUNICIPAL OBLIGATIONS.....................................................  6

ADDITIONAL INFORMATION RELATING TO
  LOWER RATED SECURITIES....................................................  8

MANAGEMENT OF THE FUND...................................................... 10

DISTRIBUTION PLAN........................................................... 14

CALCULATION OF YIELD........................................................ 16

CUSTODIAN AGREEMENT AND INDEPENDENT ACCOUNTANTS............................. 19

TAXES....................................................................... 20

PORTFOLIO TRANSACTIONS...................................................... 27

ADDITIONAL INFORMATION ABOUT THE ORGANIZATION
  OF THE FUND............................................................... 28

INFORMATION WITH RESPECT TO CALIFORNIA STATE
AND MUNICIPAL FINANCES.....................................................  30


OTHER INFORMATION........................................................... 45

FINANCIAL STATEMENTS........................................................ 45

INFORMATION WITH RESPECT TO SECURITIES RATINGS............................. A-1

                                  INTRODUCTION

         The California Muni Fund (the "Fund") is a mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the company being considered for investment. This information is included in a Prospectus dated the same date as this Statement, which may be obtained without charge from the Fund by writing to or telephoning the Fund as indicated on the front page of this Statement of Additional Information. Some of the information required to be in this Statement of Additional Information is also included in the Fund's Prospectus and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Fund's Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                        INVESTMENT OBJECTIVE AND POLICIES


         The objective of the Fund is to provide investors with as high a level of income that is excluded from gross income for federal income tax purposes and exempt from California personal income tax as is consistent with the preservation of capital. There can be no assurance that the Fund will achieve this objective. In attempting to achieve this objective, the Fund will, as a fundamental policy, invest only in (1) municipal bonds that are rated within the four highest quality grades (as determined by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff"), the nationally recognized statistical rating organizations currently rating instruments of the type the Fund may purchase), or, if unrated, are judged by Fund management to be of comparable quality, and (2) municipal notes and municipal commercial paper that are rated within the three highest quality grades as determined by Moody's for municipal notes, or within the three highest quality grades as determined by Moody's or S&P for municipal commercial paper or, if unrated, are (i) obligations of issuers having an issue of bonds rated within the four highest quality grades as determined by Moody's, S&P, Fitch or Duff or (ii) guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Fundamental policies of the Fund can be changed only by a majority vote of the shareholders of the Fund (as defined in the Prospectus). (A "majority shareholder vote" means, in the Prospectus, the affirmative vote of the holders of lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.) See "Additional Information Relating to Municipal Obligations" contained herein for more detailed descriptions of the various types of municipal obligations.


         The Fund may invest up to 100% of its assets in qualified private activity bonds, and accordingly, the Fund's shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds or for investors who are "related persons" to such users. Generally, an individual will not be a "related person" under the Internal Revenue Code of 1986, as amended (the "Code") unless he or his immediate family (spouse, brothers, sisters, ancestors and lineal descendants) own directly or indirectly in the aggregate more than (i) 50% in value of the outstanding stock of a corporation or (ii) 50% of the capital or profits interest in a partnership which is a "substantial user" of a facility financed from the proceeds of industrial development bonds. "Substantial user" of such facilities is defined generally in Section 1.103-11(b) of the Treasury Regulations as a "nonexempt person who regularly uses a part of [a] facility" financed from the proceeds of a qualified private activity bond in his trade or business.


         For more detailed information concerning the Investment Objective and Investment Policies of the Fund, see the Fund's Prospectus at "Investment Objective and Policies".


                             INVESTMENT RESTRICTIONS

         The following investment restrictions have been adopted by the Fund as fundamental policies, which means they can be changed for the Fund only by a majority shareholder vote. The Fund may not:

         (1) Invest in securities other than the municipal obligations described in the Fund's Prospectus under "Investment Objective and Policies".

         (2) Make short sales of securities or purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities.

         (3) Borrow money, except from banks, and only in an amount not to exceed 20% of the Fund's total assets, with such value determined at the time of borrowing, excluding the amount borrowed.

         (4) Pledge, assign or otherwise encumber its assets, except that the Fund may pledge securities having a market value determined at the time of pledge of up to 10% of the value of its total assets for the purpose of securing the borrowings referred to in restriction (3) above.

         (5) Underwrite securities, except to the extent that the purchase of municipal obligations directly from an issuer may be deemed to be an underwriting, or purchase any securities as to which registration under the Securities Act of 1933 would be required for resale to the public.

         (6) Make loans of money or securities, except that the purchase of a portion of an issue of publicly-distributed debt securities is not considered the making of a loan.

         (7) Invest for the purpose of exercising control or management of another company.

         (8) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

         (9) Write puts, calls or combinations thereof, or purchase or sell commodities or commodity futures contracts.

         (10) Purchase or sell real estate, although the Fund may purchase municipal obligations secured by interest in real estate.

         (11) Purchase industrial revenue bonds if, as a result, more than 5% of the Fund's total assets would be invested in industrial revenue bonds where payment of principal and interest would be the responsibility of companies with less than three years of operating history.

         (12) Purchase or retain the securities of any one issuer if officers or Trustees of the Fund or the Fund's investment adviser beneficially owning more than 1/2 of the 1% of the securities of the issuer together beneficially own more than 5% of the securities of the issuer.

         (13) Issue senior securities, as defined in the Investment Company Act of 1940, except to the extent the Fund may be deemed to have issued securities by reason of any borrowings permitted by restriction (3) or by purchasing securities on a when-issued or delayed delivery basis.

         (14) Invest 25% or more of the value of its respective total assets in securities of nongovernmental issuers in the same industry. The identification of the issuer of the municipal obligations depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor.

         Although it is not a fundamental policy, the Fund may not invest more than 10% of its total assets in municipal obligations of California issuers which are illiquid or which have limited marketability.


            ADDITIONAL INFORMATION RELATING TO MUNICIPAL OBLIGATIONS


MUNICIPAL BONDS

         Municipal bonds are long-term debt obligations, generally with a maturity at the time of issuance of greater than three years, of states and their political subdivisions issued to obtain funds for various public purposes, including construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospital, mass transportation, schools, streets and water and sewer works. Other purposes for which municipal bonds may be issued include refunding outstanding obligations; obtaining funds for general operating expenses; or obtaining funds to lend to public or private institutions for construction of such facilities as educational, hospital and housing facilities. In addition, certain types of bonds may be issued by public authorities to finance privately operated housing facilities, sports facilities, convention or trade show facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Other types of qualified private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal bonds, although current Federal tax laws place substantial limitations on the size of such issues.

         The two principal classifications of municipal bonds are general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from only revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as from the user of the facility being financed. Qualified private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.


MUNICIPAL NOTES

         Municipal notes are short-term obligations, generally with a maturity at the time of issuance of from six months to three years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, and project notes. Tax anticipation notes are sold to provide working capital to states and municipalities in anticipation of collection of taxes. Bond anticipation notes are issued to provide funds temporarily in anticipation of a bond sale. Revenue anticipation notes are sold in expectation of receipt of other revenues, such as funds under the Federal Revenue Sharing Program. Project notes are issued by local agencies in connection with such programs as construction of low-income housing in order to provide construction financing prior to permanent financing. Project notes are guaranteed by the U.S. Department of Housing and Urban Development and consequently are secured by the full faith and credit of the United States. Municipal notes also include obligations issued at a discount, frequently referred to as municipal commercial paper, which are likely to be issued to meet seasonal working capital needs of a municipality or to provide interim construction financing and are to be paid from general revenues of the municipality or refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements, or other credit facility agreements offered by banks or other institutions. The Fund would be able to draw on these agreements on a default under the terms of the documents of the security.


VARIABLE RATE INSTRUMENTS

         Municipal bonds and notes are sometimes issued with a variable interest rate ("variable rate instruments"). The interest rate on variable rate instruments is usually tied to an objective standard, such as the 90-day Treasury Bill rate or the prime rate of a bank involved in the financing. Prime rates can change daily; the auction for 90-day Treasury Bill rates is held weekly. In addition to having a variable interest rate, any such instruments are subject to repayment of principal on demand by the Fund, usually in not more than five business days. Both the variable rate feature and the principal repayment on demand feature tend to reduce fluctuations in the price of variable rate instruments; these instruments are generally of interest and sold to institutional investors. Also available are participation interests in loans to municipal issuers, which are similar except that these loan participations are made available through a commercial bank that arranges the tax-exempt loan. Participation interests are frequently backed by an irrevocable bank letter of credit or a guarantee by a financial institution and give the Fund the right to demand, on short notice (usually not more than seven days), payment of all or any part of the principal amount and accrued interest. The Board of Trustees will determine that the participation interest in the municipal securities meets the Fund's prescribed quality standards. The Fund's management has been instructed by the Board of Trustees to monitor the pricing, quality and liquidity of any variable rate demand instruments held, including participation interests supported by letters of credit or guarantee, on the basis of published financial information and reports of the rating agencies and other analytical sources. The Fund's management will also monitor the creditworthiness of the guarantor. Banks retain fees for their role in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the participation interests were purchased. In the event that the participation interest that the Fund acquires includes the right to demand payment of principal and accrued interest from the issuer of the participation interest pursuant to a letter of credit or other commitment, the maturity will be deemed to be equal to the time remaining until the principal amount can be recovered from the issuer through demand, although the stated maturity may be in excess of one year. To the extent that variable rate instruments and loan participations may lack liquidity (unless payable on demand or within seven days), they are subject to the restriction on illiquid securities, described herein under the caption "Investment Restrictions".


                       ADDITIONAL INFORMATION RELATING TO
                             LOWER RATED SECURITIES


         Downgraded securities (i.e., those rated lower than Baa by Moody's or BBB by S&P, Fitch or Duff or determined by Fund management to be a comparable quality if unrated) that are retained in the Fund's investment portfolio generally produce a higher current yield than do securities of higher ratings. However, these obligations are considered speculative because they involve greater price volatility and risk than do higher rated securities and the yields on these securities will tend to fluctuate over time. Although the market value of all fixed-income securities varies as a result of changes in prevailing interest rates (e.g., when interest rates rise, the market value of fixed-income securities can be expected to decline), values of lower rated securities tend to react differently than the values of higher rated securities. The prices of lower rated securities are less sensitive to changes in interest rates than higher rated securities. Conversely, lower rated securities also involve a greater risk of default by the issuer in the payment of principal and income and are more sensitive to economic downturns and recessions than higher rated securities. The financial stress resulting from an economic downturn could have a greater negative effect on the ability of issuers of lower rated securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. In the event of an issuer's default in payment of principal or interest on such securities, or any other securities in the Fund's portfolio, the net asset value of the Fund will be negatively affected. Moreover, as the market for lower rated securities is a relatively new one which has not yet been tested through a recession, a severe economic downturn might increase the number of defaults, thereby adversely affecting the value of all outstanding lower rated municipal bonds and disrupting the market for such securities. Securities purchased by the Fund as part of an initial underwriting present an additional risk due to their lack of market history. These risks are exacerbated with respect to securities rated CCC or lower by S&P, Fitch or Duff Caa or lower by Moody's. Unrated securities generally carry the same risks as do lower rated securities.

         The Fund may continue to hold lower rated securities that are structured as zero coupon or pay-in-kind bonds. Such securities may be more speculative and subject to greater fluctuation in value due to changes in interest rates than lower rated, income-bearing securities. In addition, zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a fund may realize no return on its investment, because these securities do not pay cash interest. Zero coupon, or deferred interest, securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. Pay-in-kind securities are securities that pay interest through the issuance of additional securities. Holders of zero coupon securities are considered to receive each year the portion of the original issue discount on such securities that accrues that year and must include such amount in gross income, even though the holders receive no cash payments during the year. Consequently, as a fund is accruing original issue discount on these securities prior to the receipt of cash payment, it is still subject to the requirement that it distribute substantially all of its income to its shareholders in order to qualify as a "regulated investment company" under applicable tax law. Therefore, such fund may have to dispose of its portfolio securities under disadvantageous circumstances or leverage itself by borrowing to generate the cash necessary to satisfy its distribution requirements.

         Lower rated securities are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of lower rated securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many lower rated securities may not be as liquid as Treasury and investment grade securities. The ability of the Fund to sell lower rated securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Moreover, the ability of the Fund to value lower rated securities becomes more difficult, and judgment plays a greater role in valuation, as there is less reliable, objective data available with respect to such securities that are thinly traded or illiquid.

         Because investors may perceive that there are greater risks associated with the medium to lower rated securities, the yields and prices of such securities may tend to fluctuate more than those for securities with a higher rating. Changes in perception of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner in the lower quality segments of the fixed-income securities market than do changes in higher quality segments of such market, resulting in greater yield and price volatility.

         The general legislative environment has included discussions and legislative proposals relating to the tax treatment of high-yield securities. Any or a combination of such proposals, if enacted into law, could negatively affect the value of any high-yield securities in the Fund's portfolio. The likelihood of any such legislation is uncertain.


                             MANAGEMENT OF THE FUND


TRUSTEES AND OFFICERS

         Trustees and officers of the Fund, together with information as to their principal business occupations for at least the last five years, are shown below. Each Trustee who is considered to be an "interested person" of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"), is indicated by an asterisk (*).

         James C. Armstrong: Trustee of the Fund. Mr. Armstrong is a partner in Armstrong/Seltzer Communications Inc., a New York management, consulting and public relations firm. He was formerly Executive Director, Global Public Affairs Institute at New York University and Professor, Bell of Pennsylvania Chair in Telecommunications, Temple University, and is a management consultant. He was with American Telephone and Telegraph Company for 15 years. His last position with AT&T was Director, Corporate Policy Analysis. Mr. Armstrong previously held positions at the Institute for Defense Analysis, the Office of the Postmaster General, and on the faculty of the University of Maryland. He has been a consultant to government, academic and business organizations, and has served on various government-industry task forces and committees. Mr. Armstrong was an Officer in the United States Navy and holds a Ph.D. in nuclear physics. Mr. Armstrong's address is 51 Mt. Pleasant Road, Morristown, New Jersey 07960.

         James A. Bowers: Trustee of the Fund. Mr. Bowers is a consultant for Prototypes (formerly, Director of Finance and Administration), The American Telephone and Telegraph Company, The RAND Corporation and CogniTech Services Corporation. He was employed at AT&T for 23 years. His latest position with AT&T was in the Treasury Department as District Manager-Securities and Exchange Commission Reporting. Mr. Bowers holds Bachelor of Science and Master of Arts degrees in Economics from Florida Atlantic University. Mr. Bowers' address is 60 East Eighth Street, New York, N.Y. 10003.

         Clark L. Bullock: Trustee of the Fund. Mr. Bullock is Chairman of the Board of Shelter Rock Investors Services Corp., a privately-held, New York-based investment company. He is a Director of Farah, Inc., a clothing manufacturer. Mr. Bullock received a Masters of Science degree in Mathematical Economics from Purdue University in 1972 and a Bachelor of Arts degree in International Relations from the University of Arizona. Mr. Bullock's address is c/o Shelter Rock Investors, 150 Hopper Avenue, Waldwick, New Jersey 07463.

         L. Greg Ferrone: Trustee of the Fund. Mr. Ferrone is a consultant with IntraNet, Inc., a provider of computer systems to the domestic and international banking industry. Previously he was the Director of Sales & Marketing for RAV Communications Inc., Vice President/Regional Manager with National Westminster Bank USA and an officer at Security Pacific Bank. Mr. Ferrone received a Bachelor of Science degree from Rensselaer Polytechnic Institute in 1972 and studied at the Stonier Graduate School of Banking. Mr. Ferrone's address is 83 Ronald Court, Ramsey, New Jersey 07446.

         *Vincent J. Malanga: Chairman of the Board, Chief Executive Officer, President and Treasurer of the Fund, New York Muni Fund, Inc., and Fundamental Fixed Income Fund. Mr. Malanga is President, Treasurer and a Director of Fundamental Portfolio

Advisors, Inc., Executive Vice President, Secretary and a Director of Fundamental Service Corporation, and President, LaSalle Economics Inc., an economic consulting firm. Mr. Malanga is a managing director and a 50% shareholder of LaSalle Portfolio Management, Inc., a commodity trading adviser. Prior thereto, Mr. Malanga, who holds a Ph.D. in Economics from Fordham University, was an Economist at the Federal Reserve Bank of New York. Mr. Malanga's address is 90 Washington Street, 19th Floor, New York, New York 10006.


         David P. Wieder: Vice President of the Fund, Secretary of Fundamental Portfolio Advisors, Inc., and President and a Director of Fundamental Shareholder Services, Inc. Mr. Wieder holds a Bachelor of Science degree in Economics from Cornell University. Mr. Wieder's address is 90 Washington Street, 19th Floor, New York, New York 10006.


         Carole M. Laible: Secretary of the Fund. Treasurer and Secretary of Fundamental Shareholders Services, Inc. She was formerly a General Service Manager for McGladrey & Pullen. Ms. Laible received a Bachelor of Science degree in Accounting from St. John's University in 1986. Ms. Laible's address is 90 Washington Street, 19th Floor, New York, New York 10006.


         All of the Trustees of the Fund are also Directors of Fundamental Funds, Inc. and Trustees of Fundamental Fixed-Income Fund. All of the officers of the Fund hold similar offices with Fundamental Funds, Inc. and Fundamental Fixed-Income Fund.


         For services and attendance at board meetings and meetings of committees which are common to the Fund, Fundamental Fixed-Income Fund and Fundamental Funds, Inc. (other affiliated mutual funds for which the Fund's investment manager acts as the investment adviser), each Trustee of the Fund who is not affiliated with the Fund's investment manager is compensated at the rate of $6,500 per quarter prorated among the three funds based on their respective average net assets. Each such Trustee is also reimbursed by the three funds, on the same basis, for actual out-of-pocket expenses relating to his attendance at meetings. Some Trustees received additional compensation at a rate of $125 per hour for services related to serving on the Portfolio Review Committee. For the fiscal year ended December 31, 1996, Trustees' fees totalling $19,038 were paid by the Fund to the Trustees as a group. As of the date of this Statement of Additional Information, Trustees and officers of the Fund as a group owned beneficially less than 1% of the Fund's outstanding shares.

                               COMPENSATION TABLE

                         (FOR EACH CURRENT BOARD MEMBER
                           RECEIVING COMPENSATION FROM
                           A FUNDAMENTAL FUND FOR THE
                      MOST RECENTLY COMPLETED FISCAL YEAR)

                        AGGREGATE COMPENSATION FROM FUND





                                                                                                                       AGGREGATE
                                                                                                                     COMPENSATION
                                                                                                                     PAID BY ALL
                                                                                                                     FUNDS MANAGED
                                                                                                                     BY
                                                            HIGH-YIELD           TAX-FREE        U.S. GOV'T          FUNDAMENTAL
                                           CALIFORNIA       MUNICIPAL            MONEY           STRATEGIC           PORTFOLIO
NAME                   NY MUNI             MUNI             BOND                 MARKET          INCOME              ADVISORS, INC.

James C. Armstrong     $15,950              $5,394              $151             $10,804           $1,700                $34,000

James A. Bowers         15,950               5,394               151              10,804            1,700                 34,000

Clark L. Bullock        12,198               4,125               116               8,262            1,300                 26,000

L. Greg Ferrone         12,198               4,125               116               8,262            1,300                 26,000








INVESTMENT MANAGEMENT


         Pursuant to a proposal to externalize the portfolio management of the Fund, the Fund's Board of Trustees on October 1, 1986, approved the appointment of Fundamental Portfolio Advisors, Inc. as investment manager of the Fund. At a meeting of shareholders of the Fund held on January 26, 1987, shareholders approved a Management Agreement (the "Original Agreement") with Fundamental Portfolio Advisors, Inc. (the "Manager"). A new Management Agreement, which is substantially identical to the Original Agreement and was adopted by the Board of Trustees on November 10, 1988, was approved by shareholders on April 27, 1989. The Board of Trustees last approved the Management Agreement on December 31, 1996. Vincent J. Malanga, Chairman of the Board, Chief Executive Officer, President and Treasurer of the Fund, and Dr. Lance M. Brofman, each own approximately 48.5% of the outstanding shares of the voting capital stock of the Manager.


         The Manager has agreed that it will notify the Fund's Board of Trustees before engaging any new clients of material significance; that, if requested, each Trustee will receive a weekly portfolio transaction statement from the Manager in order to review all trades made by the Manager; and that if at anytime three or more Trustees who are "non-interested persons" of the Fund desire to purchase or sell any security for or of the Fund, the Manager, at the direction of the "non-interested" Trustees will immediately purchase or sell such security, as the case may be, at the expense and risk of the Fund.

TRANSFER AGENT


         Fundamental Shareholder Services, Inc., P.O. Box 1013, Bowling Green Station, New York, New York 10274-1013, an affiliate of Fundamental Portfolio Advisors, Inc. and Fundamental Service Corporation, performs all services in connection with the transfer of shares of the Fund, acts as its dividend disbursing agent, and as administrator of the exchange, check redemption, telephone redemption and expedited redemption privileges of the Fund pursuant to a Transfer Agency and Service Agreement dated as of February 1, 1990. During the fiscal year ended December 31, 1996, fees paid to the Transfer Agent by the Fund amounted to $40,827.



                                DISTRIBUTION PLAN


         The Board of Trustees of the Fund has approved a plan of distribution under Rule 12b-1 of the 1940 Act (the "Plan"). The Plan was approved by the shareholders of the Fund at the January 26, 1987 Meeting of Shareholders. Pursuant to the Plan, the Fund may pay certain promotional and advertising expenses and compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the shares of the Fund and furnishing other shareholder services.

         Payments by the Fund shall not in the aggregate in any fiscal year of the Fund exceed 1/2 of 1% of daily net assets of the Fund for expenses incurred in the distribution and promotion of the Fund's shares. The Plan will only make payments for expenses actually incurred by such dealers and financial institutions. The Plan will not carry over expenses from year to year and if the Plan is terminated in accordance with its terms, the obligations of the Fund to make payments pursuant to the Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Fund may enter into shareholder processing and service agreements (the "Shareholder Service Agreements") with any securities dealer who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc., and with banks and other financial institutions, who may wish to establish accounts or sub-accounts on behalf of their customers ("Shareholder Service Agents").

         The fees payable to Shareholder Service Agents under Shareholder Service Agreements will be negotiated by the Fund's management. The Fund's management will report quarterly to the Board of Trustees on the rate to be paid under each such agreement and the amounts paid or payable under such agreements. It will be based upon an analysis of (1) the contribution that the Shareholder Service Agent makes to a Fund by increasing Fund assets and reducing expense ratios; (2) the nature, quality and scope of services being provided by the Shareholder Service Agent; (3) the cost to the Fund if shareholder services were provided directly by the Fund or other authorized persons; (4) the costs incurred by the Shareholder Service Agent in connection with providing services to the shareholders; and (5) the need to respond to competitive offers of others which could result in assets being withdrawn from the Fund and an increase in the expense ratio for the Fund.

         On April 16, 1987, the Board of Trustees of the Fund, including a majority of the "disinterested" Trustees who have no direct or indirect financial interest in the operation of the Plan or any agreements relating thereto, authorized the Fund to enter into an agreement with Fundamental Service Corporation, a Delaware corporation, under the Plan. The agreement provides that the Fund may pay the usual and customary agency's commission to Fundamental Service Corporation for producing and placing Fund advertising in newspapers, magazines or other periodicals, or on radio or television. In addition to the foregoing, the Fund may pay Fundamental Service Corporation for marketing research and promotional services specifically relating to the distribution of Fund shares, including employment expenses of personnel primarily responsible for responding to inquiries from prospective investors. The following persons own of record 5% or more of the outstanding shares of voting stock of Fundamental Service Corporation: Mr. Vincent J. Malanga (43.71%); Mr. Thomas W. Buckingham (43.71%); and Dr. Lance M. Brofman (9.90%).


         The Plan has been renewed to continue in effect until December 31, 1997. The Plan will continue in effect from year to year if specifically approved at least annually by the Board of Trustees and the affirmative vote of a majority of the Trustees who are not parties to any Shareholder Service Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees of the Fund, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan may only be renewed if the Trustees make a similar determination for each subsequent year. The Plan may not be amended to increase the maximum amount of payments by the Fund to its Shareholder Service Agents without shareholder approval, and all material amendments to the provisions of the Plan must be approved by a vote of the Board of Trustees and of the

Trustees who have no direct or indirect interest in the Plan, cast in person at a meeting called for the purpose of such vote.

         The Plan provides that the Fund's management shall provide, and that the independent Trustees shall review, quarterly reports setting forth the amounts expended pursuant to the Plan and the purpose for which the amounts were expended. It further provides that while the Plan is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund are committed to the discretion of the independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.


         During the year ended December 31, 1996, amounts incurred by the Fund under the Plan aggregated $54,333, including expenses for: advertising -- $20,523; printing and mailing of Prospectuses to other than current shareholders -- $3,344 and sales and shareholder servicing support services -- $30,466. Of the amount paid on behalf of the Fund during last year, $27,675 was paid to Fundamental Service Corporation for expenses incurred and services rendered by it pursuant to the Plan.


                              CALCULATION OF YIELD

         The Fund's yield quotations and average annual total return quotations as they appear in the Prospectus, this Statement of Additional Information or in advertising and sales material, are calculated by standard methods prescribed by the Securities and Exchange Commission.

         The Fund's yield is computed by dividing the Fund's net investment income per share during a base period of 30 days, or one month, by the net asset value per share of the Fund on the last day of such base period in accordance with the following formula:

                             a-b      ^6
                  Yield  =[(----- + 1)  - 1]
                             cd

                  Where:   a =   dividends and interest earned during the
                                 period

                           b = expenses accrued for the period (net of reimbursements)

                           c = the average daily number of shares outstanding during the period that were entitled to receive dividends

                           d = the maximum offering price per share on the last day of the period.

For purposes of calculating interest earned on debt obligations as provided in item "a" above:

         (1) The yield to maturity of each obligation held by the Fund is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any).

         (2) The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For these purposes, it is assumed that each month has 30 days.

         (3) Interest earned on all debt obligations during the 30-day or one-month period is then totaled.

         (4) The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         (5) In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest of the obligation is used in lieu of yield to maturity to determine interest income earned on the obligation.

         In the case of a tax-exempt obligation with original issue discount where the discount based on the current market value of the obligation exceeds the then remaining portion of original issue discount (i.e. market discount), the yield to maturity used to determine interest income earned on the obligation is the imputed rate based on the original issue discount calculation. In the case of a tax-exempt obligation with original issue discount where the discount based on the current market value of the obligation is less than the then remaining portion of the original issue discount (market premium), the yield to maturity used to determine interest income earned on the obligation is based on the market value of the obligation.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the Fund accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, the Fund may elect (1) to amortize the discount or premium on a remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (2) not to amortize the discount or premium on a remaining security.

         For the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of each obligation in the Fund's portfolio each day that the obligation is in the portfolio. The Fund does not use equalization accounting in the calculation of yield. Expenses accrued during any base period, if any, pursuant to the Plan are included among the expenses accrued during the base period. Any reimbursement accrued pursuant to the Plan during a base period, if any, will reduce expenses accrued pursuant to such plan, but only to the extent the reimbursement does not exceed the accrued expenses for the base period.


         The Fund's yield for the one-month period ended December 31, 1996 determined in accordance with the above formula was 4.53%.


         Average annual total return quotations are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:
                            ^n
                      P(1+T) = ERV

Where:       P =      a hypothetical initial payment of $1000

             T =      average annual total return

             n =      number of years

             ERV  =   ending redeemable value of a hypothetical $1000 payment
                      made at the end of a designated period (or fractional portion thereof)


For purposes of the above computation, it is assumed that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual return quotation is determined to the nearest 1/100 of 1%. The average annual total return for the year ended December 31, 1996 was -8.01%. For the five-year period ended December 31, 1996, the average annual total return was 4.03%. The average annual total return was 5.21% for the ten-year period ended December 31, 1996.

         In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the Fund's mean account size.


         The Fund may also from time to time advertise its taxable equivalent yield. The Fund's taxable equivalent yield is determined by dividing that portion of the Fund's yield (calculated as described above) that is tax-exempt by one minus the stated marginal Federal income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The taxable equivalent yield of the Fund for the one-month period ended December 31, 1996 was 8.27% for a taxpayer whose income was subject to the then highest combined Federal and California State income tax rate of 45.22%.


         The Fund's yield and average annual total return will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods used in calculating yields and returns should be considered when comparing performance information regarding the Fund to information published for other investment companies and other investment vehicles. Yields and return quotations should also be considered relative to changes in the value of the Fund's shares and the risks associated with the Fund's investment objective and policies. At any time in the future, yields and return quotations may be higher or lower than past yields or return quotations and there can be no assurance that any historical yield or return quotation will continue in the future.


                 CUSTODIAN AGREEMENT AND INDEPENDENT ACCOUNTANTS


         The Chase Manhattan Bank, N.A. (the "Bank"), 114 West 47th Street, New York, New York, acts as Custodian of the Fund's cash and securities. The Bank also acts as bookkeeping agent for the Fund, and in that capacity, monitors the Fund's accounting records and calculates its net asset value.

         McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York, acts as independent public accountants for the Fund, performing an annual audit of the Fund's financial statements and preparing its tax return.

                                      TAXES


         The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.


Qualification as a Regulated Investment Company


         The Fund has elected to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.

         If the Fund has a net capital loss (i.e., the excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used to offset capital gains in such years. As of December 31, 1996, the Fund has capital loss carryforwards of $21,892,882 expiring through December 31, 2004. Under Code Section 382, if the Fund has an "ownership change," ten the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net asset value of the Fund immediately prior to the ownership change multiplied by the highest adjusted long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS"))in effect for any month in the 3- calendar-month period ending with the calendar month in which the ownership change occurs (the highest rate for the 3-month period ending in April, 1997 is 5.50%). The Fund will use its best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control of the Fund, there can be no assurance that the Fund will not have, or has not already had, an ownership change. If the Fund has or has had an ownership change, any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards will have to be distributed by the Fund and will be taxable to shareholders as described under "Fund Distributions" below.


         In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short- Short Gain Test"). For purposes of these calculations, gross income includes tax-exempt income. However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

         In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.


         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.


Excise Tax on Regulated Investment Companies

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated  investment  company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

         The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will not qualify for the 70% dividends-received deduction for corporate shareholders.


         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

         The Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of the Fund's total assets consists of tax-exempt municipal obligations. Distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded by them from gross income for federal income tax purposes. However, shareholders required to file federal income tax returns will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences discussed below. Distributions by the Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

         AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed -- at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers -- on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt- interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

         Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

         Distributions by the Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from a sale of the shares, as discussed below.

         Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed income or gain, or unrealized appreciation in the value of assets held by the Fund, a subsequent distribution of such amounts will be taxable to the shareholder in the manner described above, although it economically constitutes a return of capital.

         Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) to them during the year.


         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder who (1) has provided either an incorrect tax identification number or no number at all, (2) is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) has failed to certify to the Fund that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).



Sale or Redemption of Shares


         A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.



Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the Fund is not effectively connected with a U.S. trade or business of a foreign shareholder, ordinary income dividends paid to the shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and exempt-interest dividends and amounts retained by the Fund that are designated as undistributed capital gains.

         If the income from the Fund is effectively connected with a U.S. trade or business of a foreign shareholder, then ordinary income and capital gain dividends received in respect of, and any gains realized on the sale of, shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.


         In the case of a foreign noncorporate shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.


Effect of Future Legislation; Local Tax Considerations

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and Treasury Regulations issued thereunder as in effect on the date of this Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, perhaps with retroactive effect.


         Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                             PORTFOLIO TRANSACTIONS



         The Fund's management provides the Fund with investment advice and recommendations for the purchase and sale of portfolio securities. Newly issued securities are usually purchased from the issuer or an underwriter, at prices including underwriting fees; other purchases and sales are usually placed with those dealers from whom it appears that the best price or execution will be obtained. All orders for the purchase and sale of portfolio securities are placed by the Fund's management, subject to the general control of the Fund's Trustees. The Fund's management may sell portfolio securities prior to their maturity if market conditions and other considerations indicate, in the opinion of the Fund's management, that such sale would be advisable. In addition, the Fund's management may engage in short-term trading when it believes it is consistent with the Fund's investment objective. Also, a security may be sold and another of comparable quality may be simultaneously purchased to take advantage of what the Fund's management believes to be a temporary disparity in the normal yield relationship of two securities. The frequency of portfolio transactions -- the Fund's turnover rates -- will vary from year to year depending upon market conditions. For the years ended December 31, 1996 and 1995 , the Fund's annual rate of portfolio turnover was approximately 89.83% and 53.27%, respectively. Because a high turnover rate increases transaction costs and the possibility of taxable short-term gains (see "Dividends and Tax Status" in the Fund's Prospectus), the Fund's management weighs the added costs of short-term investment against anticipated gains. The Fund's management is generally responsible for the implementation, or supervision of the implementation, of investment decisions, including the allocation of principal business and portfolio brokerage, and the negotiation of commissions.


         It is the Fund's policy to seek execution of its purchases and sales at the most favorable prices through responsible broker-dealers and, in agency transactions, at competitive commission rates. When considering broker-dealers, the Fund will take into account such factors as the price of the security, the size and difficulty of the order, the rate of commission, if any, the reliability, financial condition, integrity and general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund's management. During the years 1986 through 1993, no brokerage commissions were paid by the Fund; all portfolio transactions were conducted with dealers acting as principal.

         The Board of Trustees of the Fund is authorized to adopt a brokerage allocation policy pursuant to the Securities Exchange Act of 1934 which would permit the Fund to pay a broker-dealer which does not furnish research services, or which furnishes research brokerage and research services provided by the broker-dealer.

         Section 28(e)(3) of the Securities and Exchange Act of 1934 defines "Brokerage and Research Services" as including, among other things, advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

         It will not be the Fund's practice to allocate principal business or brokerage on the basis of sales of Fund shares which may be made through brokers and dealers, although broker-dealers effecting purchases of Fund shares for their customers may participate in principal transactions or brokerage allocation as described above.


         From January 1, 1990 to January 31, 1996, the Manager directed syndicate designations in the aggregate dollar amount of $858,094 to Capital Institutional Services, Inc. ("CIS") in connection with the Fundamental Funds' bond purchases through underwriting syndicates. The Manager has represented that CIS, a third-party research provider, at the Manager's direction, paid portions of such syndicate designations to approximately 30 different firms that provided research services used by the Manager in managing the Fundamental Funds, including Capital Market Services, Inc. ("CMS"). Further, that CMS was paid by CIS $115,000 for research provided to the Manager. The $115,000 dollar amount paid by CIS to CMS for the following fiscal years of the Fund was: $35,000 in 1995; $55,000 in 1994; and $25,000 in 1993. The Manager has also represented that it learned in 1996 that at all times during the years 1993, 1994 and 1995, CMS was 100% owned by Mr. Donald E. Newell's wife. Mr. Vincent J. Malanga and Mr. Donald E. Newell are each executive officers and 50% shareholders of LaSalle Portfolio Management, Inc. In order to remove any appearance of impropriety concerning all of the payments made by CIS to CMS in return for research the Manager obtained from CMS, the Manager reimbursed Fundamental U. S. Government Strategic Income Fund (the beneficiary of the research) $115,000 out of its own resources.


            ADDITIONAL INFORMATION ABOUT THE ORGANIZATION OF THE FUND

         The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for the Fund's acts and oblig ations and requires the Fund to give notice of such disclaimer in each agreement, obligation or instrument entered into by the Fund or its Trustees. The Declaration of Trust also provides that the

Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereof. Thus, while Massachusetts laws permit a shareholder of a trust such as this to be held personally liable under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the highly remote circumstances in which the Fund would be unable to meet its obligations.


         The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Certificates representing the shares of the Fund will not be issued. Upon liquidation of the Fund, all shareholders of the Fund would share pro rata in the net assets of the Fund available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees of the Fund may create additional classes of shares which may be different from each other only as to dividends or each of which may have separate assets and liabilities (in which case any such class would have a designation including the word "Series"). If additional classes designated as Series were created, shares of each Series would be entitled to vote as a Series only to the extent required by the 1940 Act or as permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Series affected by such matter. Rule 18f-2 further provides that a Series shall be deemed to be affected by a matter unless it is clear that the interests of each Series in the matter are substantially identical or that the matter does not significantly affect any interest of such Series. An example of a matter that would be voted on by each Series is approval of an investment advisory agreement. However, the Rule exempts the selection of independent public accountants, the approval of contracts with principal underwriters and the election of Trustees from the separate voting requirements of the Rule. Income, direct liabilities and expenses of the Fund not directly allocable to a particular Series would be allocated among the Series in proportion to the relative net assets of each Series by the Board of Trustees. Allocations would be made as often as necessary to comply with Rule 2a-4 under the 1940 Act.

                  INFORMATION WITH RESPECT TO CALIFORNIA STATE
                             AND MUNICIPAL FINANCES

         Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the State, could adversely affect the ability of issuers of California Municipal Obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.


         Recent Developments. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, were all severely affected. Job losses have been the worst of any post-war recession. Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994. According to the State's Department of Finance, recovery from the recession in California began in 1994.

         The recession seriously affected State tax revenues, which basically mirror economic conditions. It also has caused increased expenditures for health and welfare programs. The State also has been facing a structural imbalance in its budget with the largest programs supported by the General Fund (K-12 schools and community colleges, health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State experienced recurring budget deficits in the late 1980s and early 1990s. The State Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. The State had an operating surplus of approximately $109 million in 1992-93 and $836 million in 1993- 94. However, at June 30, 1994, according to the Department of Finance, the State's Special Fund for Economic Uncertainties ("SFEU") still had a deficit, on a budget basis, of approximately $1.8 billion.


         The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1994-95 fiscal year the State issued, in July and August 1994, $4.0 billion of revenue anticipation warrants which mature on April 25, 1996, and $3.0 billion of revenue anticipation notes which matured on June 28, 1995.


         As a result of the deterioration in the State's budget and cash situation, the rating agencies reduced the State's credit ratings. Between October 1991 and July 1994, the rating on the State's general obligation bonds was reduced by S&P from "AAA" to "A," by Moody's from "Aaa" to "A1" and by Fitch from "AAA" to "A."


         The 1994-95 Fiscal Year Budget (as updated in the January 10, 1995 Governor's Budget) projected $42.4 billion of General Fund revenues and transfers and $41.7 billion of budgeted expenditures. In addition, the 1994-95 Budget Act anticipates deferring retirement of about $1 billion of the accumulated budget deficit to the 1995-96 fiscal year when it is intended to be fully retired by June 30, 1996.

         The Governor's Budget for 1995-96 proposed General Fund revenues and transfers of $42.5 billion and expenditures of $41.7 billion, which was estimated to leave a balance of approximately $92 million in the budget reserve, the SFEU, at June 30, 1996 after repayment of the accumulated budget deficits. The Budget proposal is based on a number of assumptions, including receipt of $830 million from the Federal government to offset costs of undocumented and refugee immigrants.

         On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "County Funds") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the County Funds had suffered significant market losses in their investments, causing a liquidity crisis for the County Funds and the County. More than 200 other public entities, most of which, but not all, are located in the County, were also depositors in the County Funds. As of mid-January 1995, following a restructuring of most of the County Funds' assets to increase their liquidity and reduce their exposure to interest rate increases, the County estimated the County Funds' loss at about $1.69 billion, or about 23% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited monies in the County Funds, including the County, faced interim and/or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County has embarked on a fiscal recovery plan based on sharp reductions in services and personnel, and rescheduling of outstanding short-term debt using certain new revenues transferred to the County from other local governments pursuant to special legislation enacted in October 1995.

         The State has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities. However, in the event the County is unable to maintain county administered State programs because of insufficient resources, it may be necessary for the State to intervene, but the State cannot presently predict what, if any, action may occur.

         On January 17, 1994, an earthquake of the magnitude of an estimated 6.8 on the Richter Scale struck Los Angeles causing significant damage to public and private structures and facilities. Although some individuals and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the regional and State economy is not expected to be serious.

                                 STATE FINANCES


         State monies are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of the revenues received into the State Treasury and earnings from State investments, which are not required by law to be credited to any other fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major State revenue sources.

         The SFEU is funded with General Fund revenues and was established to protect the State from unforeseen reduced levels of revenues and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the Controller as necessary to meet cash needs of the General Fund. The
Controller is required to return monies so transferred without payment of interest as soon as there are sufficient monies in the General Fund. For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total monies then available for General Fund purposes.


         Inter-fund borrowing has been used for many years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1994, the General Fund had outstanding loans in the aggregate principal amount of $43 million to the General Fund from the SFEU and outstanding loans in the aggregate principal amount of $5.2 billion, which consisted of $4.0 billion of internal loans to the General Fund from the SFEU and other Special Funds and $1.2 billion of external loans represented by the 1994 revenue anticipation warrants.


         Articles XIIIA and XIIIB to the State Constitution and Other Revenue Law Changes. Prior to 1977, revenues of the State government experienced significant growth primarily as a result of inflation and continuous expansion of the tax base of the State. In 1978, State voters approved an amendment to the State Constitution known as Proposition 13, which added Article XIIIA to the State Constitution, reducing ad valorem local property taxes by more than 50%. In addition, Article XIIIA provides that additional taxes may be levied by cities, counties and special districts only upon approval of not less than a two-thirds vote of the "qualified electors" of such district, and requires not less than a two-thirds vote of each of the two houses of the State Legislature to enact any changes in State taxes for the purpose of increasing revenues, whether by increased rate or changes in methods of computation.

         Primarily as a result of the reductions in local property tax revenues received by local governments following the passage of Proposition 13, the Legislature undertook to provide assistance to such governments by substantially increasing expenditures from the General Fund for that purpose beginning in the 1978-79 fiscal year. In recent years, in addition to such increased expenditures, the indexing of personal income tax rates (to adjust such rates for the effects of inflation), the elimination of certain inheritance and gift taxes and the increase of exemption levels for certain other such taxes had a moderating impact on the growth in State revenues. In addition, the State has increased expenditures by providing a variety of tax credits, including renters' and senior citizens' credits and energy credits.


         The State is subject  to an annual  "appropriations  limit"  imposed by
Article XIIIB of the State Constitution adopted in 1979. Article XIIIB prohibits the State from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitations" are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by such entity in providing the regulation, product or service." One of the exclusions from these limitations is "debt service" (defined as "appropriations required to pay the cost of interest and redemption charges, including the funding of any reserve or sinking fund required in connection therewith, on indebtedness existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved" by the voters). In addition, appropriations required to comply with mandates of courts or the Federal government and, pursuant to Proposition 111 enacted in June 1990, appropriations for qualified capital outlay projects and appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels are not included as appropriations subject to limitation. In addition, a number of recent initiatives were structured or proposed to create new tax revenues dedicated to certain specific uses, with such new taxes expressly exempted from the Article XIIIB limits (e.g., increased cigarette and tobacco taxes enacted by Proposition 99 in 1988). The appropriations limit also may be exceeded in cases of emergency. However, unless the emergency arises from civil disturbance or natural disaster declared by the Governor, and the appropriations are approved by two-thirds of the Legislature, the appropriations limit for the next three years must be reduced by the amount of the excess.

         The State's appropriations limit in each year is based on the limit for the prior year, adjusted annually for changes in California per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. As amended by Proposition 111, the appropriations limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year periods above the combined appropriations limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

         As originally enacted in 1979, the State's appropriations limit was based on its 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Commencing with the 1991-92 fiscal year, the State's appropriations limit is adjusted annually based on the actual 1986-87 limit, and as if Proposition 111 had been in effect. The State Legislature has enacted legislation to implement Article XIIIB which defines certain terms used in Article XIIIB and sets forth the methods for determining the State's appropriations limit. Government Code Section 7912 requires an estimate of the State's appropriations limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.


         For the 1990-91 fiscal year, the State appropriations limit was $32.7 billion, and appropriations subject to limitation were $7.51 billion under the limit. The limit for the 1991-92 fiscal year was $34.2 billion, and appropriations subject to limitations were $3.8 billion under the limit. The limit for the 1992-93 fiscal year was $35.01 billion, and the appropriations subject to limitation were $7.53 billion under the limit. The limit for the 1993-94 fiscal year was $36.60 billion, and the appropriations subject to limitation were $6.74 billion under the limit. The limit for the 1994-95 fiscal year was $37.55 billion, and the appropriations subject to limitations were $5.93 billion under the limit. The estimated limit for the 1995-96 fiscal year is $39.31 billion, and the appropriations subject to limitations are estimated to be $6.47 billion under the limit.


         In November 1988, State voters approved Proposition 98, which changed State funding of public education below the university level and the operation of the State's appropriations limit, primarily by guaranteeing K- 14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted in June 1990), K-14 schools are guaranteed the greater of (a) 40.3% of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to California per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus .5% is less than the percentage growth in California per capita personal income ("Test 3"). Under "Test 3," schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If "Test 3" is used in any year, the difference between "Test 3" and "Test 2" would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

         Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. In the fall of 1989, the Legislature and the Governor utilized this provision to avoid having 40.3% of revenues generated by a special supplemental sales tax enacted for earthquake relief go to K-14 schools. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

         The  1991-92  Budget  Act,   applying  "Test  2"  of  Proposition   98,
appropriated   approximately  $18.5  billion  for  K-  14  schools  pursuant  to
Proposition 98. During the course of the fiscal year, revenues proved to be substantially below expectations. By the time the Governor's Budget was introduced in January 1992, it became clear that per capita growth in General Fund revenues for 1991-92 would be far smaller than the growth in California per capita personal income and the Governor's Budget therefore reflected a reduction in Proposition 98 funding in 1991-92 by applying "Test 3" rather than "Test 2."

         In response to the changing revenue situation and to fully fund the Proposition 98 guarantee in both the 1991-92 and 1992-93 fiscal years without exceeding it, the Legislature enacted several bills as part of the 1992-93 budget package which responded to the fiscal crisis in education funding. Fiscal year 1991-92 Proposition 98 appropriations for K-14 schools were reduced by $1.083 billion. In order to not adversely impact cash received by school districts, however, a short-term loan was appropriated from the non-Proposition 98 State General Fund. The Legislature then appropriated $16.6 billion to K-14 schools for 1992-93 (the minimum guaranteed by Proposition 98), but designated $1.083 billion of this amount to "repay" the prior year loan, thereby reducing cash outlays in 1992-93 by that amount. In addition to reducing the 1991-92 fiscal year appropriations for K-14 schools by $1.083 billion and converting the amount to a loan (the "inter-year adjustment"), Chapter 703, Statutes of 1992 also made an adjustment to "Test 1," based on the additional $1.2 billion of local property taxes that were shifted to schools and community colleges. The "Test 1" percentage changed from 40% to 37%. Additionally, Chapter 703 contained a provision that if an appellate court should determine that the "Test 1" recalculation or the inter-year adjustment is unconstitutional, unenforceable or invalid, Proposition 98 would be suspended for the 1992-93 fiscal year, with the result that K-14 schools would receive the amount intended by the 1992-93 Budget Act compromise.

         The State Controller stated in October 1992 that, because of a drafting error in Chapter 703, he could not implement the $1.083 billion reduction of the 1991-92 school funding appropriation, which was part of the inter-year adjustment. The Legislature untimely enacted corrective legislation as part of the 1993-94 Budget package to implement the $1.083 billion inter-year adjustment as originally intended.

         In the 1992-93 Budget Act, a new loan of $732 million was made to K-12 schools in order to maintain per-average daily attendance ("ADA") funding at the same level as 1991-92, at $4,187. An additional loan of $241 million was made to community college districts. These loans are to be repaid from future Proposition 98 entitlements. (The teachers' organization lawsuit also seeks to declare invalid the provision making the $732 million a loan "repayable" from future years' Proposition 98 funds. Including both State and local funds, and adjusting for the loans and repayments, on a cash basis, total Proposition 98 K-12 funding in 1992-93 increased to $21.5 billion, 2.4% more than the amount in 1992-93 ($21.0 billion).

         Based on revised State tax revenues and estimated decreased reported pupil enrollment, the 1993-94 Budget Act projected that the 1992-93 Proposition 98 Budget Act appropriations of $16.6 billion exceeded a revised minimum guarantee by $313 million. As a result, the 1993-94 Budget Act reverted $25 million in 1992-93 appropriations to the General Fund. Limiting the reversion to this amount ensures that per ADA funding for general purposes will remain at the prior year level of $4,217 per pupil. The 1993-94 Governor's Budget subsequently proposed deficiency funding of $121 million for school apportionments and special education, increasing funding per pupil in 1992-93 to $4,244. The 1993-94 Budget Act also designated $98 million in 1992-93 appropriations toward satisfying prior years' guarantee levels, an obligation that resulted primarily from updating State tax revenues for 1991-92, and designates $190 million as a loan repayable from 1993-94 funding.

         The 1993-94 Budget Act projected the Proposition 98 minimum funding level at $13.5 billion based on the "Test 3" calculation where the guarantee is determined by the change in per capita growth in General Fund revenues, which are projected to decrease on a year-over-year basis. This amount also takes into account increased property taxes transferred to school districts from other local governments.

         Legislation   accompanying  the  1993-94  Budget  Act  (Chapter  66/93)
provided a new loan of $609 million to K-12 schools in order to maintain per ADA funding at $4,217 and a loan of $178 million to community colleges.

These loans have been combined with the K-14 1992-93 loans into one loan totalling $1.760 billion. Repayment of this loan would be from future years' Proposition 98 entitlements, and would be conditioned on maintaining current funding levels per pupil for K-12 schools. Chapter 66 also reduced the "Test 1" percentage to 35% to reflect the property tax shift among local government agencies.

         The 1994-95 Budget Act appropriated $14.4 billion of Proposition 98 funds for K-14 schools based on Test 2. This exceeded the minimum Proposition 98 guarantee by $8 million to maintain K-12 funding per pupil at $4,217. Based upon updated State revenues, growth rates and inflation factors, the 1994-95 Budget Act appropriated an additional $286 million within Proposition 98 for the 1993-94 fiscal year, to reflect a need in appropriations for school districts and county offices of education, as well as an anticipated deficiency in special education fundings. These and other minor appropriation adjustments increase the 1993-94 Proposition 98 guarantee to $13.8 billion, which exceeds the minimum guarantee in that year by $272 million and provides per pupil funding of $4,225.

         The 1995-96 Governor's Budget adjusts the 1993-94 minimum guarantee to reflect changes in enrollment and inflation, and 1993-94 Proposition 98 appropriations were increased to $14.1 billion, primarily to reflect changes in the statutory continuous appropriation for apportionments. The revised appropriations now exceed the minimum guarantee by $32 million. This appropriation level still provides per-pupil funding of $4,225.

         The 1994-95 Proposition 98 minimum guarantee also has been adjusted for changes in factors described above, and is now calculated to be $14.9 billion. Within the minimum guarantee, the dollars per pupil have been maintained at the prior year's level; consequently, the 1994-95 minimum guarantee now includes a loan repayment of $135 million, and the per- pupil funding increases to $4,231.

         The 1995-96 Governor's Budget proposes to appropriate $15.9 billion of Proposition 98 funds to K-14 to meet the guarantee level. Included within the guarantee is a loan repayment of $379 million for the combined outstanding loans of $1.76 billion. Funding per pupil is estimated to increase by $61 over 1994-95 to $4,292.


                             SOURCES OF TAX REVENUE


         The California personal income tax, which in 1994-95 contributed about 43% of General Fund revenues, is closely modeled after the Federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions). The tax is progressive with rates ranging from 1% to 9.3%. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT") which is much like the Federal AMT. This is designed to ensure that excessive use of tax preferences does not reduce taxpayers' liabilities below some minimum level. Legislation enacted in July 1991 added two new marginal tax rates, at 10% and 11%, effective for tax years 1991 through 1995.


         The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income.



         The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject  to  the  tax.  However,  exemptions  have  been  provided  for  certain essentials such as food for home consumption, prescription drugs, gas, electricity and water. Sales tax accounted for about 34% of General Fund revenue in 1994-95. Bank and corporation tax revenues comprised about 13% of General Fund revenue in 1994-95. In 1989, Proposition 99 added a 25 cents per pack excise tax on cigarettes, and a new equivalent excise tax on other tobacco products. Legislation enacted in 1993 added an additional 2 cents per pack for the purpose of funding breast cancer research.

                    GENERAL FINANCIAL CONDITION OF THE STATE


         In the years following enactment of the Federal Tax Reform Act of 1986, and conforming changes to the State's tax laws, taxpayer behavior became more difficult to predict, and the State experienced a series of fiscal years in which revenue came in significantly higher or lower than original estimates. The 1989-90 fiscal year ended with revenues below estimates and the SFEU was fully depleted by June 30, 1990. This date essentially coincided with the date of the most recent recession, and the State subsequently accumulated a budget deficit in the SFEU approaching $2.8 billion at its peak. The State's budget problems in recent years also have been caused by a structural imbalance which has been identified by the current and previous Administrations. The largest General Fund programs -- K-14 education, health, welfare and corrections -- were increasing faster than the revenue base, driven by the State's rapid population increases.

         Starting in the 1990-91 fiscal year, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on significant cuts in program expenditures, some transfers of program responsibilities and funding from the State to local governments, revenue increases (particularly in the 1991-92 fiscal year budget), and various one-time adjustments and accounting changes. However, as the recession took hold and deepened after the summer of 1990, revenues dropped sharply and expenditures for health and welfare programs increased as job losses mounted, so that the State ended each of the 1990- 91 and 1991-92 fiscal years with an unanticipated deficit in the budget reserve, the SFEU, as compared to projected positive balances.


         As a result of the revenue shortfalls accumulating for the previous two fiscal years, the Controller in April 1992 indicated that cash resources (including borrowing from Special Funds) would not be sufficient to meet all General Fund obligations due on June 30 and July 1, 1992. On June 25, 1992, the Controller issued $475 million of 1992 Revenue Anticipation Warrants (the "1992 Warrants") in order to provide funds to cover all necessary payments from the General Fund at the end of the 1991- 92 fiscal year and on July 1, 1992. The 1992 Warrants were paid on July 24, 1992. In addition to the 1992 Warrants, the Controller reported that as of June 30, 1992, the General Fund had borrowed $1.336 billion from the SFEU and $4.699 billion from other Special Funds, using all but about $183 million of borrowable cash resources.

         To balance the 1992-93 Governor's Budget, program reductions totalling $4.365 billion and a revenue and transfer increase of $872 million were proposed for the 1991-92 and 1992 -93 fiscal years. Economic performance in the State continued to be sluggish after the 1992-93 Governor's Budget was prepared. By the time of the "May Revision," issued on May 20, 1992, the Administration estimated that the 1992-93 Budget needed to address a gap of about $7.9 billion, much of which was needed to repay the accumulated budget deficits of the previous two years.

         The severity of the budget actions needed led to a long delay in adopting the budget. With the failure to enact a budget by July 1, 1992, the State had no legal authority to pay many of its vendors until the budget was passed. Starting on July 1, 1992, the Controller was required to issue "registered warrants" in lieu of normal warrants backed by cash to pay many State obligations. Available cash was used to pay constitutionally mandated and priority obligations, such as debt service on bonds and revenue anticipation warrants. Between July 1 and September 4, 1992, the Controller issued an aggregate of approximately $3.8 billion of registered warrants payable from the General Fund, all of which were called for redemption by September 4, 1992 following enactment of the 1992-93 Budget Act and issuance by the State of $3.3 billion of interim notes.

         The Legislature enacted the 1992-93 Budget Bill on August 29, 1992, and it was signed by the Governor on September 2, 1992. The 1992-93 Budget Act provided for expenditures of $57.4 billion and consisted of General Fund expenditures of $40.8 billion and Special Fund and Bond Fund expenditures of $16.6 billion. The Department of Finance estimated a balance in the SFEU of $28 million on June 30, 1993.

         The $7.9 billion budget gap was closed primarily through cuts in the program expenditures (principally for health and welfare programs, aid to schools and support for higher education), together with some increases in revenues from accelerated collections and changes in tax laws to confirm to Federal law changes, and a variety of on-time inter-fund transfers and deferrals. The other major component of the budget compromise was a law requiring local governments to transfer a total of $1.3 billion to K-12 school and community college districts, thereby reducing by that amount General Fund support for those districts under Proposition 98.


         In May 1993, the Department of Finance projected that the General Fund would end the fiscal year on June 30, 1993 with an accumulated budget deficit of about $2.8 billion, and a negative fund balance of about $2.2 billion (the difference being certain reserves for encumbrances and school funding costs). As a result, the State issued $5 billion of revenue anticipation notes and warrants.


         The Governor's 1993-94 Budget, introduced on January 8, 1993, proposed General Fund expenditures of $37.3 billion, with projected revenues of $39.9 billion. It also proposed Special Fund expenditures of $12.4 billion and Special Fund revenues of $12.1 billion. The 1993-94 fiscal year represented the third consecutive year the Governor and the Legislature were faced with a very difficult budget environment, requiring revenue actions and expenditure cuts totaling billions of dollars to produce a balanced budget. To balance the budget in the face of declining revenues, the Governor proposed a series of revenue shifts from local government, reliance on increased Federal aid and reductions in state spending.

         The "May Revision" of the Governor's Budget, released on May 20, 1993, indicated that the revenue projections of the January Budget Proposal were tracking well, with the full year 1992-93 about $80 million higher than the January projection. Personal income tax revenue was higher than projected, sales tax was close to target, and bank and corporation taxes were lagging behind projections. The May Revision projected the State would have an accumulated deficit of about $2.75 billion by June 30, 1993. The Governor proposed to eliminate this deficit over an 18-month period. He also agreed to retain the 0.5% sales tax scheduled to expire June 30 for a six-month period, dedicated to local public safety purposes, with a November election to determine a permanent extension. Unlike previous years, the Governor's Budget and May Revision did not calculate a "gap" to be closed, but rather set forth revenue and expenditure forecasts and proposals designed to produce a balanced budget.

         The 1993-94 Budget Act was signed by the Governor on June 30, 1993, along with implementing legislation. The Governor vetoed about $71 million in spending. With enactment of the Budget Act, the State carried out its regular cash flow borrowing program for the fiscal year, which included the issuance of approximately $2 billion of revenue anticipation notes that matured on June 28, 1994.

         The 1993-94 Budget Act was predicated on General Fund revenues and transfers estimated at $40.6 billion, about $700 million higher than the January Governor's Budget, but still about $400 million below 1992-93 (and the second consecutive year of actual decline). The principal reasons for declining revenues were the continued weak economy and the expiration (or repeal) of three fiscal steps taken in 1991--a half cent temporary sales tax, a deferral of operating loss carry forwards, and repeal by initiative of a sales tax on candy and snack foods.

         The 1993-94 Budget Act also assumed Special Fund revenues of $11.9 billion, an increase of 2.9% over 1992-93.

         The 1993-94 Budget Act included General Fund expenditures of $38.5 billion (a 6.3% reduction from projected 1992-93 expenditures of $41.1 billion), in order to keep a balanced budget within the available revenues. The Budget also included Special Fund expenditures of $12.1 billion, a 4.2% increase.

         The 1993-94 Budget Act contained no General Fund tax/revenue increases other than a two year suspension of the renters' tax credit.

         Administration reports during the course of the 1993- 94 fiscal year indicated that while economic recovery appeared to have started in the second half of the fiscal year, recessionary conditions continued longer than had been anticipated when the 1993-94 Budget Act was adopted. Overall, revenues for the 1993 -94 fiscal year were about $800 million lower than original projections, and expenditures were about $780 million higher, primarily because of higher health and welfare caseloads, lower property taxes which require greater State support for K-14 education to make up to shortfall, and lower than anticipated Federal government payments for immigration-related costs. The reports in May and June 1994, indicated that revenues in the second half of the 1993-94 fiscal year were very close to the projections made in the Governor's Budget of January 10, 1994, which was consistent with a slow turn around in the economy.

         The Department of Finance's July 1994 Bulletin, which included final June receipts, reported that June revenues were $114 million (2.5%) above projection, with final end-of-year results at $377 million (about 1%) above the May Revision projections. Part of this result was due to the end-of- year adjustments and reconciliations. Personal income tax and sales tax continued to track projections. The largest factor in the higher than anticipated revenues was from bank and corporation taxes, which were $140 million (18.4%) above projection in June.

         During the 1993-94 fiscal year, the State implemented the Deficit Retirement Plan, which was part of the 1993-94 Budget Act, by issuing $1.2 billion of revenue anticipation warrants in February 1994 that matured December 21, 1994. This borrowing reduced the cash deficit at the end of the 1993-94 fiscal year. Nevertheless, because of the $1.5 billion variance from the original 1993-94 Budget Act assumptions, the General Fund ended the fiscal year at June 30, 1994 carrying forward an accumulated deficit of approximately $1.8 billion.

         Because of the  revenue  shortfall  and the  State's  reduced  internal borrowable cash resources, in addition to the $1.2 billion of revenue anticipation warrants issued as part of the Deficit Retirement Plan, the State issued an additional $2.0 billion of revenue anticipation warrants that matured July 26, 1994, which were needed to fund the State's obligations and expenses through the end of the 1993-94 fiscal year.

         The 1994-95 fiscal year represented the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cost and budgetary adjustments had already been made in the last three years. The Governor's Budget Proposal, as updated in May and June 1994 , recognized that the accumulated deficit could not be repaid in one year, and proposed a two- year solution. The budget proposal set forth revenue and expenditure forecasts and revenue and expenditure proposals which estimated operating surpluses for the budget for both 1994-95 and 1995- 96, and lead to the elimination of the accumulated budget deficit, estimated at about $1.8 billion at June 30, 1994, by June 30, 1996.

         The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projected revenues and transfers of $41.9 billion, $2.1 billion higher than revenues in 1993-94. This reflected the Administration's forecast of an improving economy. Also included in this figure was the projected receipt of about $360 million from the Federal government to reimburse the State's cost of incarcerating undocumented immigrants, most of which eventually was not received.

         The 1994-95 Budget Act projected Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated revenues.

         The 1994-95 Budget Act projected General Fund expenditures of $40.9 billion, an increase of $1.6 billion over the 1993-94 fiscal year.

         The 1994-95 Budget Act also projected Special Fund expenditures of $13.7 billion, a 5.4% increase over 1993-94 fiscal year estimated expenditures.

         The 1994-95 Budget Act contained no tax increases. Under legislation enacted for the 1993-94 Budget Act, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after 1995 failed at the June 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 fiscal year.

         The 1994-95 Budget Act assumed that the State would use a cash flow borrowing program in 1994-95 which combines one -year notes and two-year warrants, which were issued. Issuance of the warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 fiscal year. The Budget Adjustment Law enacted along with the 1994-95 Budget Act is designed to ensure that the warrants will be repaid in the 1995-96 fiscal year.

         The Department of Finance Bulletin for April 1995 reported that General Fund revenues for March 1995 were $28 million, or 1.1%, below forecast, and that year-to-date General Fund revenues were $110 million, or 0.4%, below forecast.

         Initial analysis of the Federal fiscal year 1995 budget by the Department of Finance indicates that about $98 million was appropriated for California to offset costs of incarceration of undocumented and refugee immigrants, less than the $356 million which was assumed in the State's 1994-95 Budget Act.

         For the first time in four years, the State entered the 1995-96 fiscal year with strengthening revenues based on an improving economy. On January 10, 1995, the Governor presented his 1995-96 Fiscal Year Budget Proposal (the "Proposed Budget"). The Proposed Budget estimated General Fund revenues and transfers of $42.5 billion (an increase of 0.2% over 1994- 95). This nominal increase from 1994-95 fiscal year reflected the Governor's realignment proposal and the first year of his tax cut proposal. Without these two proposals, General Fund revenues would have been projected at approximately $43.8 billion, or an increase of 3.3% over 1994-95. Expenditures were estimated at $41.7 billion (essentially unchanged from 1994-95). Special Fund revenues were estimated at $13.5 billion (10.7% higher than 1994-95) and Special Fund expenditures were estimated at $13.8 billion (12.2% higher than 1994-95). The Proposed Budget projected that the General Fund would end the fiscal year at June 30, 1996 with a budget surplus in SFEU of about $92 million, or less than 1% of General Fund expenditures, and will have repaid all of the accumulated budget deficits. The Department of Finance projected in June 1996 that the General Fund would end the fiscal year at June 30, 1996 with a budget surplus in SFEU of $28 million.

         On January 10, 1996, the Governor released his proposed budget for the Fiscal Year 1996-97 (the "Governor's Budget"). The Governor requested total General Fund appropriations of about $45.2 billion, based on projected revenues and transfers of about $45.6 billion, which would leave a budget reserve in SFEU at June 30, 1997 of about $400 million. The Governor renewed a proposal, which had been rejected by the Legislature in 1995, for a 15% phased cut in individual and corporate tax rates over three years (the budget proposal assumes this will be enacted, reducing revenues in 1996-97 by about $600 million). There was also a proposal to restructure trial court funding in a way which would result in a $300 million decrease in General Fund revenues. The Governor requested legislation to make permanent a moratorium on cost of living increases for welfare payments, and suspension of a renters tax credit, which otherwise would go back into effect in the 1996-97 Fiscal Year. He further proposed additional cuts in certain health and welfare programs, and assumed that cuts previously approved by the Legislature will receive Federal approval. The Governor's Budget proposes increases in funding for K-12 schools under Proposition 98, for State higher education systems (with a second year of no student fee increases), and for corrections. The Governor's Budget projects external cash flow borrowing of up to $3.2 billion, to mature by June 30, 1997.


                             RECENT ECONOMIC TRENDS

         Revised employment data indicate that California's recession ended in 1993, and following a period of stability, a solid recovery is now underway. The State's unemployment rate fell sharply last year, from 10.1% in January to 7.7% in October and November 1994. The gap between the national and California jobless rates narrowed from 3.4 percentage points at the beginning of 1994 to an average of 2 percentage points in October and November. The number of unemployed Californians fell by nearly 400,000 during the year, while civilian employment increased more than 300,000 in 1994.

         Other  indicators,   including  retail  sales,  homebuilding  activity,
existing home sales and bank lending volume all confirm the State's recovery.

         Personal income was severely affected by the Northridge Earthquake, which reduced the first quarter 1994 figure by $22 billion at an annual rate, reflecting the uninsured damage to residences and unincorporated businesses. As a result, personal income growth for all of 1994 was about 4.2%. However, excluding the Northridge effects, growth would have been in excess of 5%. Personal income is expected to grow 6.6% for 1995.

                                OTHER INFORMATION


         As of March 31, 1997, the Trustees and Officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of such date, no persons were known by Fund management to have owned beneficially, directly or indirectly, 5% or more of the outstanding shares of the Fund.

                              FINANCIAL STATEMENTS


         Audited financial statements of the Fund for the year ended December 31, 1996 are attached hereto.

THE CALIFORNIA MUNI FUND

(LEFT COLUMN)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996
---------------------------------------------------------------------
ASSETS
  Cash .................................................. $    13,490
  Investment in securities at value
    (cost $16,775,950) ..................................  16,667,579
  Interest receivable ...................................     246,433
                                                          -----------
        Total assets ....................................  16,927,502
                                                          -----------
LIABILITIES
  Payables
    Dividends ...........................................      45,013
    Investment securities purchased .....................     496,160
  Accrued expenses ......................................     134,750
                                                          -----------
        Total liabilities ...............................     675,923
                                                          -----------

NET ASSETS consisting of:
  Accumulated net realized loss .........  $  (272,519)
  Unrealized depreciation of
    securities ..........................     (108,371)
  Paid-in-capital applicable to
    2,086,694 shares of beneficial
    interest (Note 4) ...................   16,632,469
                                           -----------    -----------
                                                          $16,251,579
                                                          ===========
NET ASSET VALUE PER SHARE ...............................       $7.79
                                                                =====



(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year Ended December 31, 1996
---------------------------------------------------------------------
INVESTMENT INCOME
  Interest income ...........................             $1,158,971
EXPENSES (Notes 2 and 3)
  Management fee ............................  $71,024
  Custodian and accounting fees .............   71,221
  Transfer agent fees .......................   40,827
  Professional fees .........................   96,641
  Printing and postage ......................   14,196
  Interest ..................................   64,279
  Distribution expenses .....................   54,333
  Shareholder communication .................   23,850
  Trustees' fees ............................   19,038
  Miscellaneous .............................    8,633
                                               -------

        Total expenses ......................                 464,042
                                                           ----------
        Net investment income ...............                 694,929
                                                           ----------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
  Net realized gain on investments ..........                 100,733
  Unrealized depreciation of
    investments for the year ................                (876,013)
                                                           ----------
        Net loss on investments .............                (775,280)
                                                           ----------
NET DECREASE IN NET ASSETS FROM
OPERATIONS ..................................              $  (80,351)
                                                           ----------


STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                     Year Ended     Year Ended
                                                     December 31,   December 31,
                                                        1996           1995
                                                     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income ............................. $  694,929     $  678,642
  Net realized gain on investments ..................    100,733        152,418
  Unrealized appreciation (depreciation) of
    investments for the year ........................   (876,013)     3,192,187
      Net increase (decrease) in net assets
        from operations .............................    (80,351)     4,023,247
DIVIDENDS PAID TO SHAREHOLDERS FROM
  Net investment income .............................   (694,929)      (678,642)
CAPITAL SHARE TRANSACTIONS (Note 4) .................  4,404,527     (1,279,945)
                                                     -----------    -----------
            Total increase ..........................  3,629,247      2,064,660
NET ASSETS:
  Beginning of year ................................. 12,622,332     10,557,672
                                                     -----------    -----------
  End of year .......................................$16,251,579    $12,622,332
                                                     ===========    ===========

                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND

STATEMENT OF INVESTMENTS
December 31, 1996

---------------------------------------------------------------------------------------------------------------
  Principal
   Amount                   Issue(degree)(degree)(degree)                         Type(degree)  Rating(degree)(degree)    Value
   ------                   -----                                                 ----          ------                    -----
$  100,000(D)  Arvin, Development Corporation, COP, RB, 8.75%, 9/1/18 ...........    FCLT     NR      $   24,516
 8,980,000     Bakersfield, COP, ETM, CAB, 4/15/21 ..............................    FCLT     AAA      2,213,300
   200,000     Beverly Hills, PFA, RB, IFRN*, MBIA Insured, 7.47%, 6/1/15 .......    LRIB     AAA        189,528
   100,000     CSAC Finance Corp, COP, Sutter County Health Facilities
                 Project, 7.80%, 1/1/21 .........................................    FCLT     BAA1       101,848
   460,000     Cabrillo USD, CAB, AMBAC Insured, 8/1/19 .........................    FCLT     AAA        125,092
    75,000     California, HFA, Home Mortgage, RB, Series A, MBIA Insured,
                 5.70%, 8/1/10 ..................................................    FCSI     AAA         76,140
    40,000     California Health Facilities Authority, Pomona Valley Community
                 Hospital Project, Series A, 7.00%, 1/1/17 ......................    FCLT     A-          40,874

 1,400,000     California PCR, Southern California Edison, 4.70%, 2/28/08 .......    VRDN     A1+      1,399,972
   400,000     California Statewide Communities Development Authority,
                 Cedars Sinai Medical Project, COP, RB, 5.40%, 11/1/15 ..........    FCLT     A1         373,956
   300,000     California Statewide Communities Development Authority,
                 Cedars Sinai Medical Project, COP, RB, IFRN*, 6.97%,
                 11/1/15 ........................................................    LRIB     A1         251,625
   300,000     East Bay, Wastewater System Project, RB, Refunding, AMBAC
                 Insured, IFRN*, 7.17%, 6/1/20 ..................................    LRIB     AAA        281,064
   500,000     Foothill / Eastern Transportation Corridor Agency, Toll Road
                 Revenue, CAB, 1/1/26 ...........................................    FCLT     BBB-        80,455
   220,000     Hawthorne, CRA, TAR, 6.75%, 9/1/24 ...............................    FCLT     BAA        233,437
   700,000     Irvine Ranch Water District, COP, LOC Landesbank Hessen,
                 5.00%, 10/1/00 .................................................    VRDN     A1+        700,000
   170,000     Lake Elsinore, USD, Refunding, COP, 6.90%, 2/1/20 ................    FCLT     BBB        180,457
    15,000     Los Angeles, Home Mortgage, RB, 9.00%, 6/15/18 ...................    FCLT     A           15,469
   800,000     Los Angeles Regional Airports Improvement Corp, LOC Societe
                 Generale, VRDN, 4.95%, 12/1/25 .................................    VRDN     BBB+       800,000
   300,000     Los Angeles, Multiple Capital Facilities Project III, COP, 6.60%,
                 11/1/11 ........................................................    FCLT     BBB        309,768
 1,340,319     Los Angeles, HFA, MFH Project C, CAB, RB, 12.00%, 12/1/29 ........    FCLT     NR         990,804
    35,000     Modesto, Valley Oak Project, RB, 10.60%, 5/1/09 ..................    FCSI     NR          35,968
   350,000     New Haven, USD, AMBAC Insured, CAB, 8/1/16 .......................    FCLT     AAA        111,871
   800,000     Newport Beach, Hoag Memorial Hospital, SPA Credit Suisse,
                 5.15%, 10/1/26 .................................................    VRDN     A1+        800,000
   250,000     Northern California Power Agency, Multiple Capital Facilities,
                 RB, MBIA Insured, IFRN*, 9.05%, 8/1/25 .........................    LRIB     AAA        286,205
   250,000     Northern California Transmission Agency, CA-ORE
                 Transmission Project, RB, MBIA Insured, IFRN*, 6.92%,
                 4/29/24 ........................................................    LRIB     AAA       225,770
   500,000++   Orange County Airport, RB, Refunding, MBIA Insured, 5.62%,
                 7/1/12 .........................................................    FCLT     AAA       499,485
   250,000     Orange County, LTA, RB, IFRN*, 7.50%, 2/14/11 ....................    LRIB     AA        266,348
   250,000     Orange County, LTA, RB, IFRN*, 6.85%, 2/14/11 ....................    LRIB     AAA       268,103
   250,000     Palmdale, SFRM, Series A, CAB, 3/1/17 ............................    FCLT     AAA        75,740
   200,000     Panoche, Water District, COP, 7.50%, 12/1/08 .....................    FCSI     BBB       216,714
   250,000     Rancho, Water District Financing Authority, RB, Prerefunded @
                 104, AMBAC Insured, IFRN*, 8.87%, 8/17/21 ......................    LRIB              AAA            $  303,263
   250,000     Redding, Electric System, COP, Series A, FGIC Insured, IFRN*,
                 7.44%, 6/1/19 ..................................................    LRIB              AAA               242,593


THE CALIFORNIA MUNI FUND

December 31, 1996

---------------------------------------------------------------------------------------------------------------------------------
  Principal
   Amount                   Issue(degree)(degree)(degree)                            Type(D)          Rating(D)              Value
   ------                   -----                                                    ----             ------                 -----
$  565,000     Rio, USD, COP, FSA Insured, Convertible, CAB, 9/1/03,
                 STEP*** ........................................................    FCLT              AAA               391,720
   175,000     Riverside, HFA, Riverside Apartment Project, RB, 7.87%,
                 11/1/19 ........................................................    FCLT              BB-               171,523
 2,000,000     Salinas, Redevelopment Agency, TAB, CGIC Insured, Central
                 City Project, CAB, 11/1/22 .....................................    FCLT              AAA               455,480
   500,000     San Bernardino, COP, Series B. MBIA Insured, IFRN*, 6.57%,
                 7/1/16 .........................................................    INLT              AAA               501,425
   900,000     San Bernardino, COP, Series PA-38, MBIA Insured, IFRN*,
                 9.66%, 7/1/16, Rule 144A Security (restricted as to resale
                 except to qualified institutions)...............................    LRIB              AAA               864,252
   200,000     San Diego Water Authority, COP, FGIC Insured, IFRN*, 7.53%,
                 4/22/09 ........................................................    LRIB              AAA               222,592
 1,440,000     San Jose, CRA, Series PA-42(I)A, TAB, MBIA Insured, IFRN*,
                 5.72%, 8/1/16, Rule 144A Security (restricted as to resale
                 except to qualified institutions) ..............................    LRIB              AAA             1,197,259
   250,000     Southern California Public Power Authority, FGIC Isured, IFRN*,
                 6.79%, 7/1/17 ..................................................    LRIB              AAA               234,435
   500,000     Southern California Public Power Authority, AMBAC Insured,
                 IFRN*, 6.19%, 7/1/15 ...........................................    LRIB              AAA               458,330
    55,000     Tri City, HFA, FNMA/GNMA Collateralized, AMT, 6.45%, 12/1/28 .....    FCLT              AAA                56,998
    30,000     Tri City, HFA, FNMA/GNMA Collateralized, AMT, Series B,
                 6.30%, 12/1/28 .................................................    FCLT              AAA                30,937
   250,000     Tri City, HFA, FNMA/GNMA Collateralized, AMT, Series E,
                 6.40%, 12/1/28 .................................................    FCLT              AAA               256,620
   100,000     Upland, HFA, RB, 7.85%, 7/1/20 ...................................    FCLT              BBB               105,643
                                                                                                                     -----------
                        Total Investments (Cost $16,775,950**)                                                       $16,667,579
                                                                                                                     ===========

  *Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. (see Note 5). Rates shown are at year end.

 **Cost is the same for Federal income tax purposes.

***Step Bonds (STEP) are instruments whose interest rate is fixed at an initial rate and then increases ("Step Up") to another fixed rate until maturity.

(D)Denotes non-income producing security. Security in default.

 ++When-issued security.

                                     Legend

(left column)

    (degree)Type      FCLT     -Fixed Coupon Long Term
                      FCSI     -Fixed Coupon Short or Intermediate Term
                      LRIB     -Residual Interest Bond Long Term
                      INLT     -Indexed Inverse Floating Rate Bond Long Term
                      VRDN     -Variable Rate Demand Note

(deg)(deg)Ratings      If a security has a split rating the highest applicable
                       rating is used, including published ratings on identicial credits for individual securities not individually rated.
                       Ratings are unaudited.

                      NR       -Not Rated

(deg)(deg)(deg)Issue  AMBAC    American Municipal Bond Assurance Corporation
                      AMT      Alternative Minimum Tax
                      CAB      Capital Appreciation Bond
                      CGIC     Capital Guaranty Insurance Company
                      COP      Certificate of Participation
                      CRA      California Redevelopment Agency


(right column)
                      ETM      Escrowed to Maturity
                      FGIC     Financial Guaranty Insurance Corporation
                      FNMA     Federal National Mortgage Association
                      FSA      Financial Security Assurance, Inc.
                      GNMA     Government National Mortgage Association
                      HFA      Housing Finance Authority
                      LOC      Letter of Credit
                      LTA      Local Transportation Authority
                      MBIA     Municipal Bond Insurance Assurance Corporation
                      MFH      Multi Family Housing
                      PFA      Public Financing Authority
                      RB       Revenue Bond
                      SFRM     Single Family Residential Mortgage
                      SPA      Stand by Bond Purchase Agreement
                      TAB      Tax Allocation Bond
                      TAR      Tax Allocation Refunding
                      USD      Unified School District

                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 1996
--------------------------------------------------------------------------------

(LEFT COLUMN)

1. Significant Accounting Policies

    The California Muni Fund (the Fund) was organized as a Massachusetts business trust and is registered as an open end management investment company under the Investment Company Act of 1940. The Fund's objective is to provide as high a level of income that is excluded from gross income for Federal income tax purposes and exempt from California personal income tax as is consistent with the preservation of capital. The following is a summary of significant accounting policies followed in the preparation of its financial statements:

    Valuation of Securities-The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe accurately reflects fair value.

    Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.


(RIGHT COLUMN)

    Distributions-The Fund declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains, if any, realized on sales of investments are made annually, as declared by the Fund's Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

    General-Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discount on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

    Accounting Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions With Affiliates

    Under a Management Agreement, the Fund pays an investment management fee to Fundamental Portfolio Advisors, Inc. (the Manager) equal to 0.5% of the Fund's average daily net asset value up to $100 million and decreasing by .02% of each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million.

    The Manager and the Fund's Trustees are cooperating in an investigation being conducted by the Securities and Exchange Commission concerning an affiliated fund. The Commission's staff indicated an intention to recommend to the Commission the commencement of certain proceedings.

    Pursuant to a Distribution Plan (the Plan) adopted pursuant to Rule12b-1, promulgated under the Investment Company Act of 1940, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the Fund's shares and furnishing

THE CALIFORNIA MUNI FUND

December 31, 1996
--------------------------------------------------------------------------------

(LEFT COLUMN)


other shareholder services. Payments by the Fund shall not in the aggregate, in any fiscal year, exceed 0.5% of the average daily net assets of the Fund.

    Under a Distribution Agreement with Fundamental Service Corporation (FSC), an affiliate of the Manager, amounts are paid under the Plan to compensate FSC for the services it provides and the expenses it bears in distributing the Fund's shares to investors. Fees for those services aggregated approximately $28,000 for the year ended December 31, 1996.

    The Fund compensates Fundamental Shareholder Services, Inc., an affiliate of the Manager, for the services it provides under a Transfer Agent and Service Agreement. Transfer agent fees for the year ended December 31, 1996 are set forth in the statement of operations.

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at board meetings and meetings of committees which are common to each Fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets.

 4. Shares of Beneficial Interest

    As of December 31, 1996 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $16,632,469. Transactions in shares were as follows:

                                     Year Ended                Year Ended
                                  December 31, 1996        December 31, 1995
                                  ------------------       ------------------
                                  Shares      Amount       Shares      Amount
                                  ------      ------       ------      ------
Shares sold                    29,177,580  $234,552,576  7,881,857  $66,180,540
Shares issued on
  reinvestment of
  dividends                        58,802       472,727     60,506      494,825
Shares redeemed               (28,566,533) (230,620,776)(8,012,453) (67,955,310)
                              ------------ ------------  ---------   ----------
Net increase (decrease)           669,849  $  4,404,527    (70,090) ($1,279,945)
                              ============ ============  =========   ==========


(RIGHT COLUMN)

5. Complex Securities and Investment Transactions

   Inverse Floating Rate Notes:
    The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

   Investment Transactions:
    During the year ended December 31, 1996, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $12,309,736 and $13,435,031 respectively.

    As of December 31, 1996 the net unrealized depreciation of portfolio securities amounted to $108,371 composed of unrealized appreciation of $654,311 and unrealized depreciation of $762,682. The Fund has a capital loss carryforward of $272,500 expiring December 31, 2002 available to offset future capital gains.

6. Line of Credit

    The Fund has a line of credit agreement with its custodian bank collateralized by portfolio securities. Borrowings under this agreement bear interest linked to the bank's prime rate. The maximum month end and the average borrowings outstanding during the year ended December 1996, were $2,000,000 and $823,000, respectively.

THE CALIFORNIA MUNI FUND

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1996
-------------------------------------------------------------------------------

7. Selected Financial Information
                                                                             Years Ended December 31,
                                                       --------------------------------------------------------------------------
                                                          1996      1995      1994        1993       1992
                                                          ----      ----      ---         ----       ----
PER SHARE OPERATING PERFORMANCE
  (for a share outstanding throughout the year)
Net Asset Value, Beginning of Year ..................  $ 8.91     $ 7.10     $ 9.49      $ 8.81     $ 8.80
                                                       -------    -------    -------     -------    ------
Income from investment operations:
Net investment income ...............................     .409       .419       .553        .563       .604
Net realized and unrealized gains (losses)
  on investments ....................................   (1.120)     1.810     (2.390)       .876       .010
                                                       -------    -------    -------     -------    -------
        Total from investment operations ............    (.711)     2.229     (1.837)      1.439       .614
                                                       -------    -------    -------     -------    -------
Less Distributions:
Dividends from net investment income ................    (.409)     (.419)     (.553)      (.563)     (.604)
Dividends from net realized gains ...................       -          -          -        (.196)        -
                                                       -------    -------    -------     -------    -------
        Total distributions .........................    (.409)     (.419)     (.553)      (.759)     (.604)
                                                       -------    -------    -------     -------    -------
Net Asset Value, End of Year ........................  $ 7.79     $ 8.91     $ 7.10      $ 9.49     $ 8.81
                                                       =======    =======    =======     =======    =======
Total Return ........................................  (8.01%)    32.02%    (19.89%)     16.80%      7.23%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000) .......................  16,252     12,622     10,558     16,280      11,549
Ratios to Average Net Assets:
  Interest expense ..................................    .45%       .39%       .98%       .39%        .16%
  Operating expenses ................................   2.81%      2.81%      2.50%      1.77%      *1.47%*
                                                       -------    -------    -------     -------    -------
        Total expenses ..............................   3.26%      3.20%      3.48%      2.16%      *1.63%*
                                                       =======    =======    =======     =======    =======
        Net investment income .......................   4.88%      5.02%      6.80%      6.04%      *6.87%*
Portfolio turnover rate .............................  89.83%     53.27%     15.88%     51.26%      18.91%
BANK LOANS

Amount outstanding at end of year (000 omitted) .....   $   0      $   0     $1,292     $3,714           0
Average amount of bank loans outstanding
   during the year (000 omitted) ....................   $ 823      $ 642     $1,690      $ 958         274
Average number of shares outstanding
   during the year (000 omitted) ....................   1,768      1,635      1,711      1,517       1,214
Average amount of debt per share during the year ....  $  .47     $  .39     $  .95      $ .63       $ .23

*These ratios are after expense reimbursement of .50% for each of the years ended December 31, 1993, and 1992.

                          INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders
The California Muni Fund

    We have audited the accompanying statement of assets and liabilities including the statement of investments of The California Muni Fund as of December 31, 1996 and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of The California Muni Fund as of December 31, 1996, the results of its operations, changes in its net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

                                                    S I G N A T U R E

New York, New York
February 21, 1997

                 INFORMATION WITH RESPECT TO SECURITIES RATINGS*


Standard & Poor's Corporation.

         A description of the applicable Standard & Poor's Corporation rating symbols and their meanings follows:

         S&P's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations.

         (1) Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         (2) Nature and provisions of the obligation.

         (3) Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA--This is the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA--Bonds rated AA have a very strong capacity to pay interest and repay principal, and differ from the highest rated issue only in small degree.

------------------
*   As published by the rating companies.

         A--Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

         Plus(+) or Minus(-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: the letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

MOODY'S INVESTORS SERVICE, INC.

         A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follows:

         Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large, or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that, with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

         Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

         A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

         Baa--Bonds which are rated Baa are considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa and A obligations during periods of economic normalcy, except in instances of oversupply.

         Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Con. (---)--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (1) earnings of projects under construction, (2) earnings of projects unseasoned in operation experience, (3) rentals which begin when facilities are completed, or (4) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of condition.

FITCH

Ratings

         A brief description of the applicable Fitch Investors Service, Inc. rating symbols and their meanings is as follows:

                                       AAA

         Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

         Bonds rated AA are considered to be investment grade and of the very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                        A

         Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

         Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                       BB

         Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                        B

         Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                       CCC

         Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                       CC

         Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

                                        C

         Bonds rated C are in imminent default in payment of interest or principal.

                                  DDD, DD AND D

         Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA Category covering 12-36 months or the DDD, DD or D categories.

DUFF & PHELPS, INC.


RATING
SCALE     DEFINITION

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+       High credit quality.  Protection factors are strong.
AA-       Risk is AA modest but may vary slightly from time to time
AA-       because of economic conditions.

A+        Protection factors are average but adequate.  However,
A         risk factors are more variable and greater in periods of
A-        economic stress.

BBB+ Below average protection factors but still considered BBB sufficient for prudent investment. Considerable BBB-variability in risk during economic cycles.

BB+       Below investment grade but deemed likely to meet
BB        obligations when due.  Present or prospective financial
BB- protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+        Below investment grade and possessing risk that
B         obligations will not be met when due.  Financial
B- protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP        Preferred stock with dividend arrearages.

RATING
SCALE    DEFINITION

         HIGH GRADE

Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         GOOD GRADE

Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         SATISFACTORY GRADE

Duff 3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         NON-INVESTMENT GRADE

Duff 4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         DEFAULT

             Issuer failed to meet scheduled principal and/or interest payments.


                             MUNICIPAL NOTE RATINGS

         The ratings of Moody's for tax-exempt notes are MIG 1, MIG 2, MIG 3 and MIG 4. Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from cash flows of funds for their servicing or form established and broad-based access to the market for refinancing, or both. Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group. Notes bearing the designation MIG 3 are judged to be of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                               SHORT-TERM RATINGS

FITCH

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

         Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-1

         Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

         Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

MUNICIPAL COMMERCIAL PAPER RATINGS

         Moody's and S&P's ratings grades for commercial paper, set forth below, are applied to municipal commercial paper as well as taxable commercial paper.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Highest Quality; Prime-2, Higher Quality; and Prime-3, High Quality.

         S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-2" designation indicates that the degree of safety regarding timely payment is very strong. The "A-2" designation indicates that capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1". The "A-3" designation indicates that the capacity for timely payment is satisfactory. Such issues, however, are somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated "B" are regarded as having only an adequate capacity for timely payment and such capacity may be impaired by changing conditions or short-term adversities.

                            PART C. OTHER INFORMATION


ITEM 24.  Financial Highlights

          (A)      FINANCIAL STATEMENTS:
                   IN PART A:
                            (1) Financial Highlights

                   IN PART B:
                            (1)     Auditor's Report

                            (2) Statement of Assets and Liabilities as of December 31, 1996.
                            (3) Statements of Changes in Net Assets for the year ended December 31, 1996.
                            (4)     Statement of Operations for the year
                                    ended December 31,  1996.
                            (5)     Statement of Investments as of December
                                    31,  1996.


          (B) EXHIBITS:
                            (1)     Declaration  of Trust of  Registrant
                                    [incorporated    by   reference   to
                                    Exhibit     1    to     Registrant's
                                    Registration  Statement on Form N-l,
                                    dated March 1, 1983.]
                            (2) By-Laws of Registrant [incorporated by reference to Exhibit 2 to Registrant's Registration Statement on Form N-l, dated March 1, 1983.]
                            (3)     Inapplicable
                            (4)     Inapplicable
                            (5) Investment Management Agreement between Registrant and Fundamental Portfolio Advisors, Inc. [incorporated by reference to Exhibit 5 to Registrant's
                                    Post-Effective Amendment No. 6 on Form
                                    N-lA, dated March 1, 1989.]
                            (6)     Inapplicable
                            (7)     Inapplicable
                            (8)     Form of Custody Agreement with
                                    Registrant's Custodian [incorporated by
                                    reference to Exhibit 8 to Registrant's
                                    Post-Effective Amendment No. 7 on Form
                                    N-lA, dated April 27, 1990.]
                            (9)     Inapplicable
                            (10)    (a) Opinion of Counsel [incorporated
                                    by   reference   to  Exhibit  10  to
                                    Registrant's Pre-Effective Amendment
                                    No. 2 on Form  N-l,  dated  December
                                    20, 1983.]
                            (11)(a) Consent of Kramer, Levin, Naftalis &
                                    Frankel*
                            (11)(b) Consent of McGladrey & Pullen*
                            (12)    Inapplicable
                            (13)    Inapplicable
                            (14)    Inapplicable
                            (15)    Rule 12b-1 Plan of Distribution of
                                    Registrant's shares [incorporated by
                                    reference to exhibit 15 to Registrant's
                                    Post-Effective Amendment No. 3 on Form
                                    N-lA, dated November 12, 1986.]
                            (16) Schedule for Computation of Performance Quotations (unaudited) [incorporated by reference to Exhibit 16 to Registrant's Post-Effective Amendment No. 4 on Form N-lA, dated April 25, 1988.]

                            (17)    Financial Data Schedule. *

---------------------------------
* Filed as part of this document.


ITEM 25. Persons Controlled by or under Common Control with
         Registrant

         None


ITEM 26. Number of Holders of securities


         As of March 31, 1997, there were 511 record holders of Registrant's only class of outstanding securities.



ITEM 27. Indemnification

         Reference is made to subdivision (c) of section 12 of Article SEVENTH of Registrant's Declaration of Trust previously filed.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses, incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue .


ITEM 28. Business and Other Connections of Investment Advisor

         Fundamental Portfolio Advisors, Inc. is the investment advisor of Registrant. For information as to the business, profession, vocation or employment of a substantial nature of Fundamental Portfolio Advisors, Inc., its directors and its officers, reference is made to Part I of this Registration Statement and to Form ADV filed under the Investment Advisers Act of 1940 by Fundamental Portfolio Advisors, Inc.


ITEM 29. Principal Underwriters

         Registrant has no principal underwriter.


ITEM 30. Location of Accounts and Records

         The accounts,  books and other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant, 90 Washington Street, l9th Floor, New York, N.Y., Mutual Fund Service Company, 126 High Street,Boston, MA 02110, the Registrant's Accounting Agent and The Chase Manhattan Bank, N.A., 114 West 47th Street, New York, N.Y., the Registrant's Custodian.

ITEM 31. Management Services

         Inapplicable.

ITEM 32. Undertakings.

         Registrant undertakes to furnish to each person to whom a prospectus relating to The California Muni Fund is delivered, a copy of the Fund's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Registration Statement or Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of April, 1997.


                                    Registrant:  THE CALIFORNIA MUNI FUND


                                    By:  /s/Vincent J. Malanga
                                         ----------------------------
                                         Vincent J. Malanga, Chairman
                                         and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or Amendment has been signed below by the following persons in the capacities and on the dates indicated:


     SIGNATURES                    TITLE                           DATE
     ----------                    -----                           ----


/s/Vincent J. Malanga           Trustee, Principal             April 28, 1997
---------------------
Vincent J. Malanga              Executive Officer and

                                Principal Financial and
                                Accounting Officer


           *                    Trustee                        April 28, 1997
------------------------

James C. Armstrong


           *                    Trustee                        April 28, 1997
------------------------

James A. Bowers

           *                    Trustee
------------------------
Clark L. Bullock


           *                    Trustee                        April 28, 1997
------------------------

L. Gregg Ferrone




*By: /s/Jules Buchwald
     ---------------------------------
     Jules Buchwald, Attorney-in-Fact,
     pursuant to powers of attorney
     dated April 24, 1991, previously
     filed with the Securities and
     Exchange Commission